Exhibit 10.38

COMMERCIAL BANKING

(CARM 180910)

CONFIDENTIAL

The Directors

Ecmoho (Hong Kong) Limited

Shang Hai Shi Xu Hui Qu Tian Yue

Qiao Lu 1000 Hao 3 Lou Xu Hui Yuan

Shang Wu Lou

China

29 October 2018

Dear Sirs

BANKING FACILITIES

With reference to our recent discussions, we are pleased to confirm our agreement to granting you the following facilities. The facilities will be made available subject to (a) the specific terms and conditions outlined herein; (b) the Bank’s Terms and Conditions for Facilities; and (c) the general terms and conditions governing your account(s) with the Bank or (as the case may be) the relationship terms of business. In case of any conflict, the terms of this Facility Letter shall prevail. Definitions contained in the Bank’s Terms and Conditions for Facilities apply to this Facility Letter. The Bank shall have an unrestricted discretion to reduce, cancel or suspend, or determine whether or not to permit drawings in relations to, the facilities. The facilities are subject to review at any time and in any event by 15 October 2019, and also subject to the Bank’s overriding right of repayment on demand including the right to call for cash cover on demand for prospective and contingent liabilities.

In the event of a renewal of the facilities next year or by 15 October 2019, whichever is earlier, the Bank will issue a renewal notification letter to confirm the continuation of the latest available facilities. A review fee will be advised and this shall be debited automatically from the Borrower(s)’s account within 1 month of the issuance of the renewal notification letter.

BORROWER(S)

Ecmoho (Hong Kong) Limited	[Customer No.801-442708]

FACILITIES	Limit

Post-Shipment Buyer Loans *	USD4,000,000.-
(Maximum tenor 90 days)

Notwithstanding the foregoing, the Bank’s overriding right to demand repayment at any time shall not be affected.

*	Partial drawdown is allowed against Charge over Securities and Deposits on a pro-rata basis as per below table:

Post-Shipment Buyer Loans Limit	Charge over Securities and Deposits amount
USD4,000,000.-	USD2,000,000.-
USD2,000,000.-	USD1,000,000.-
USD1,000,000.-	USD500,000.-

The Hongkong and Shanghai Banking Corporation Limited

Credit Services Team

8/F Tower 2 HSBC Centre 1 Sham Mong Road Tai Kok Tsui Kowloon

Web: WWW.hsbc.com.hk

Ecmoho (Hong Kong) Limited	29 October 2018

SECURITY AND OTHER DOCUMENTATION

The Bank will require to hold the following security document(s) and other document(s) in form and substance satisfactory to the Bank:

1.	A Charge over Securities and Deposits (Unlimited Amount) granted by the Borrower(s).

The Bank has sole discretion to determine whether and to what extent any charged securities granted in favour of the Bank shall be relied upon when it sets or reviews the limit for the facilities. For the avoidance of doubt, the Bank is not obliged to take into account the value of any charged securities when deciding the limit of the facilities. “Securities” means (i) all stocks, shares, securities, debentures, bonds, notes, options, warrants, funds, unit trusts, certificates of deposit, money market instruments, other equity, debt and financial instruments of any kind, (ii) all dividends, interest, distributions and other moneys derived therefrom and (iii) all accretions, allotments, and other benefits accruing or arising in respect thereof.

A charge over the Borrower(s)’s deposit(s) for USD2,000,000.- or its equivalent in HKD (on arrival basis, in case Charge over Securities and Deposits is accepted in CNY, 110% of existing Charge over Securities and Deposits to be submitted) placed with the Bank.

In the event of the value of the foreign currency deposit charged to the Bank falling below the required level and upon the Bank’s request, the Borrower(s) should immediately pledge to the Bank additional security acceptable to the Bank to bring the value back to the threshold.

We attach our standard “Charge over Securities and Deposits (Unlimited Amount).” Please arrange to sign and return to us the document(s), together with the supporting board resolution(s).

This “Charge over Securities and Deposits (Unlimited Amount)” needs to be registered with the Companies Registry. Please sign and return the “Charge over Securities and Deposits (Unlimited Amount)” within 5 business days of execution. The related registration fee (currently HKD340.-per document) will be charged to the debit of the Borrower(s)’s account.

2.	A Guarantee (Limited Amount) limited to USD5,000,000.- plus default interest and other costs and expenses as further set out in the guarantee from Ms Wang Ying and Mr Zeng Qingchun.

3.

A Guarantee (Limited Amount) limited to USD5,000,000.- plus default interest and other costs and expenses as further set out in the guarantee from Shanghai Ecmoho Health Technology Co Ltd 上海易恆健康生物科技有限公司, with registration in State Administration of Foreign Exchange. We attach our standard Guarantee (Limited Amount). Please arrange to sign and return it to us, together with the supporting board resolution(s).

The authorised signatories of Shanghai Ecmoho Health Technology Co Ltd 上海易恆健康生物科技有限公司 should be duly verified by their bankers. Please also let the Bank have a certified copy of Certificate of Incorporation, Articles of Association and List of current directors of Shanghai Ecmoho Health Technology Co Ltd 上海易恆健康生物科技有限公司 for the Bank’s records.

Ecmoho (Hong Kong) Limited	29 October 2018

4.

An “Assignment of Receivables – Specific Arrangement” granted by the Borrower(s). We attach our standard “Assignment of Receivables – Specific Arrangement”. Please arrange to sign and return to us the document(s), together with the supporting board resolution(s).

This “Assignment of Receivables – Specific Arrangement” needs to be registered with the Companies Registry. Please sign and return the “Assignment of Receivables – Specific Arrangement” within 5 business days of execution. The related registration fee (currently HKD340.-) will be charged to the debit of the Borrower’s current account.

5.

An “Assignment of Receivables – Specific Arrangement” granted by the Borrower(s). We attach our standard “Assignment of Receivables – Specific Arrangement”. Please arrange to sign and return to us the document(s), together with the supporting board resolution(s).

This “Assignment of Receivables – Specific Arrangement” needs to be registered with the Companies Registry. Please sign and return the “Assignment of Receivables – Specific Arrangement” within 5 business days of execution. The related registration fee (currently HKD340.-) will be charged to the debit of the Borrower’s current account.

6.

An “Assignment of Receivables – Specific Arrangement” granted by the Borrower(s). We attach our standard “Assignment of Receivables – Specific Arrangement”. Please arrange to sign and return to us the document(s), together with the supporting board resolution(s).

This “Assignment of Receivables – Specific Arrangement” needs to be registered with the Companies Registry. Please sign and return the “Assignment of Receivables – Specific Arrangement” within 5 business days of execution. The related registration fee (currently HKD340.-) will be charged to the debit of the Borrower’s current account.

7.

An “Assignment of Receivables – Specific Arrangement” granted by the Borrower(s). We attach our standard “Assignment of Receivables – Specific Arrangement”. Please arrange to sign and return to us the document(s), together with the supporting board resolution(s).

This “Assignment of Receivables – Specific Arrangement” needs to be registered with the Companies Registry. Please sign and return the “Assignment of Receivables – Specific Arrangement” within 5 business days of execution. The related registration fee (currently HKD340.-) will be charged to the debit of the Borrower’s current account.

8.

An “Assignment of Receivables – Specific Arrangement” granted by the Borrower(s). We attach our standard “Assignment of Receivables – Specific Arrangement”. Please arrange to sign and return to us the document(s), together with the supporting board resolution(s).

This “Assignment of Receivables – Specific Arrangement” needs to be registered with the Companies Registry. Please sign and return the “Assignment of Receivables – Specific Arrangement” within 5 business days of execution. The related registration fee (currently HKD340.-) will be charged to the debit of the Borrower’s current account.

Ecmoho (Hong Kong) Limited	29 October 2018

Upon successful listing of Ecmoho limited in United States, The Bank will require to hold the following security document(s):

9.

A Guarantee (Limited Amount) limited to USD5,000,000.- plus default interest and other costs and expenses as further set out in the guarantee from Ecmoho Limited. We attach our standard Guarantee (Limited Amount). Please arrange to sign and return it to us, together with the supporting board resolution(s).

The authorised signatories of Ecmoho Limited should be duly verified by their bankers. Please also let the Bank have a certified copy of Certificate of Incorporation, Articles of Association and List of current directors of Ecmoho Limited for the Bank’s records.

As Shanghai Ecmoho Health Technology Co Ltd 上海易恆健康生物科技有限公司 and Ecmoho Limited are incorporated in People’s Republic of China and Cayman Islands respectively, the Bank requires a Legal Opinion (in form and substance satisfactory to the Bank) from a qualified lawyer in the jurisdiction of Shanghai Ecmoho Health Technology Co Ltd 上海易恆健康生物科技有限公司’s and Ecmoho Limited’s country of incorporation. confirming the corporate capacity and the authority of Shanghai Ecmoho Health Technology Co Ltd 上海易恆健康生物科技有限公司 and Ecmoho Limited to enter into the facility(ies) / security, and also confirming that all necessary documents have been or will be properly executed. The Legal Opinion. together with the properly executed security documents, should be forwarded to the Bank directly by the solicitor.

FURTHER NOTES

As a condition for granting credit facilities to small and medium size enterprises (“SMEs”), an explicit consent from the related SME must be obtained to enable the Bank to report and retrieve information (whether or not such information is expressly set out in any agreement between you and the Bank) in relation to its banking facilities to and from the Commercial Credit Reference Agency (“CCRA”). Please arrange for the enclosed Customer Consent Form to be signed and returned to the Bank together with the Facility Letter. Please note that if this consent is not given. the Bank will be unable to proceed with the transaction.

Without prejudicing or affecting the Bank’s right to suspend, withdraw or make demand in respect of the whole or any part of the facilities made available to the Borrower(s) at any time or determine whether or not to permit drawings in relation to the facilities, the Borrower(s) will, as the case may be:-

1)	give the undertakings set out in the Schedule of Further Notes which will remain in full force until the facilities have been repaid in full: and/or

2)	make the representations and warranties set out in the Schedule of Further Notes which will be deemed repeated daily until the facilities have been repaid in full; and/or

3)	agree to the further conditions as set out in the Schedule of Further Notes.

Ecmoho (Hong Kong) Limited	29 October 2018

SCHEDULE OF FACILITIES

POST-SHIPMENT BUYER LOANS

DETAILS

1.

A Post-shipment Buyer Loans may be granted to the Borrower(s)’s suppliers for a period up to the maximum tenor as stipulated under the heading “Facilities” (less any usance/credit periods granted by the Borrower(s)’s suppliers), on the conditions that:

(i)

the Bank receives an undertaking that the purchase of goods is a genuine trade transaction and that no other financing has been or will be requested or obtained from the Bank or any other financial institution against the suppliers’ invoices financed by the Bank.

(ii)

the Bank receives the original or certified true copy of the pro-forma invoice, the accepted purchase order or such other document acceptable to the Bank, and which clearly stipulates the advance payment terms,

(iii)	the Bank receives written instruction from the Borrower to remit payment directly to the suppliers,

(iv)	the Bank receives and the relevant transport documents acceptable to the Bank, which are marked with the relevant Pre-Shipment Buyer Loan Reference Number and

(v)	the aggregate outstanding amount outstanding is within the above specific limits.

2.

The Bank will settle the invoices direct on the respective due dates and the proceeds will be remitted or credited directly to the suppliers’ accounts. Notwithstanding the foregoing, the Bank’s overriding right to demand repayment at any time shall not be affected.

3.	Against submission of

(a)	Commercial invoices from suppliers.

(b)	Proof of delivery (i.e. Airway Bill /Bill of lading/ Delivery note or Cargo receipt acknowledged by Borrower)

4.	Drawdown is allowed up to 100% of the invoice amount.

5.	Post-shipment Buyer Loans proceeds restricted to direct payment to 3rd party suppliers only.

COMMISSION / FEES

Commission in lieu of exchange (to be charged if bills/loans are settled without foreign currency conversion with HSBC), Handling Commission and HKD Bill Commission will be charged at 0.125% at all amounts.

Ecmoho (Hong Kong) Limited	29 October 2018

PRICING

For drawings in HKD

Interest will be charged at Hong Kong Interbank Offered Rate (HIBOR) + 3% p.a.

For drawings in USD

Interest will be charged at London Interbank Offered Rate (LIBOR) + 3% p.a.

For details of benchmark interest rates, please refer to the attached Appendix.

Ecmoho (Hong Kong) Limited	29 October 2018

SCHEDULE OF FURTHER NOTES

This schedule sets out the further points to note for the Borrower(s).

The Borrower(s)’s compliance or otherwise with the following condition(s) precedent, representations, warranties, undertakings or further conditions (as the case may be) will not in any way prejudice or affect the Bank’s right to suspend, withdraw or make demand in respect of the whole or any part of the facilities made available to the Borrower(s) at any time or determine whether or not to permit drawings in relation to the facilities. By signing this letter, the Borrower(s) expressly acknowledge that the Bank may suspend, withdraw or make demand for repayment of the whole or any part of the facilities at any time or determine whether or not to permit drawings in relation to the facilities, notwithstanding the fact that the following conditions precedent, representations, warranties, undertakings and further conditions (as the case may be) are included in this letter and whether or not the Borrower(s) has complied with any of them.

Representation and Warranties

1.

None of the Borrower(s), any of its subsidiaries, any director or officer or any employee, agent, or affiliate of the Borrower or any of its subsidiaries is an individual or entity (“Person”) that is, or is owned or controlled by Persons that are, (i) the subject of any sanctions administered or enforced by the US Department of the Treasury’s Office of Foreign Assets Control, the US Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or the Hong Kong Monetary Authority (collectively, “Sanctions”), or (ii) located, organised or resident in a country or territory that is, or whose government is, the subject of Sanctions, including, without limitation, the Crimea region, Cuba, Iran, North Korea, Sudan and Syria.

2.

The Borrower(s) represents that the Borrower’s request for the facility(ies) stated in this letter was not referred to the Bank by any intermediary. The Borrower(s) understands that the Bank does not appoint any third party to handle credit applications from small and medium-sized enterprises.

Undertakings

1.

The Borrower(s) will promptly provide to the Bank any financial or other information that the Bank may, from time to time, reasonably request for the purposes of understanding such Borrower’s financial position, business and operations and assessing such Borrower’s ability to meet its obligations and liabilities under this Facility Letter.

2.	The Borrower(s) undertakes to direct at least 40% of its annual sales proceeds to the Bank.

3.	The Borrower(s) undertakes to maintain average monthly bank balance of no less than USD2,000,000.- and at all the time no less than USD 1,000,000.- with our bank (apart from pledged deposit).

4.	The Borrower(s) undertakes that Ms Wang Ying and Mr Zeng Qingchun will maintain no less than 51% shareholding of Shanghai Ecmoho Health Technology Co Ltd 上海易恆健康生物科技有限公司 and the Borrower(s).

5.	The Borrower(s) undertakes to have the Bank’s prior consent on dividends declaration.

6.	The Borrower(s) undertakes to provide ageing report on quarterly basis within 30 days after each quarter end.

Ecmoho (Hong Kong) Limited	29 October 2018

7.	The Borrower(s) undertakes to direct all payments from Alipay to bank account maintained with the Bank.

8.	The Borrower(s) undertakes that the Adjusted Tangible Net Worth of the Borrower(s) is not and will not be at any time less than CNY30,000,000.-.

9.

The Borrower(s) undertakes that Filing of the Corporate Guarantee of Shanghai Ecmoho Health Technology Co Ltd 上海易恆健康生物科技有限公司 with registration in State Administration of Foreign Exchange to be completed within 15 days of Corporate Guarantee Execution. Completion of registration of the Corporate Guarantee of Shanghai Ecmoho Health Technology Co Ltd 上海易恆健康生物科技有限公司 with registration in State Administration of Foreign Exchange within 3 months of Corporate Guarantee Execution.

10.

Sanctions: The Borrower(s) will not, directly or indirectly, use the proceeds of the facilities set out in this letter, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the facilities, whether as underwriter, advisor, investor or otherwise).

11.

Anti-bribery and corruption: None of the Borrower(s), nor to the knowledge of the Borrower(s), any director, officer, agent, employee, affiliate or other person acting on behalf of the Borrower(s) or any of its/their subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of any applicable anti-bribery law, including but not limited to, the United Kingdom Bribery Act 2010 (the “UK Bribery Act”) and the U.S. Foreign Corrupt Practices Act of 1977 (the “FCPA”). Furthermore, the Borrower(s) and, to the knowledge of the Borrower(s), its/their affiliates have conducted their businesses in compliance with the UK Bribery Act, the FCPA and similar laws, rules or regulations and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. No part of the proceeds of the facilities set out in this letter will be used, directly or indirectly, for any payments that could constitute a violation of any applicable anti-bribery law.

12.

Each of the Borrower(s) shall comply in all respects with all laws and regulations to which it is subject. In particular, the Borrower(s) represent(s), declare(s) and undertake(s) to us that the utilization of any facility or use of proceeds drawn under this Facility Letter do not and will not conflict with any law or regulation applicable to the Borrower(s) (including without limitation those in force in the Mainland). The above representation and declaration is deemed to be made by the Borrower(s) by reference to the facts then existing during the period where the [Facilities] or any part thereof remain outstanding/available.

Ecmoho (Hong Kong) Limited	29 October 2018

Definitions of ratios/figures

“Adjusted Tangible Net Worth” means Tangible Net Worth net of inter group, related Companies, shareholders and Directors transaction / investments.

“Dividend Payments” means the aggregate of final and interim dividend and other distribution declared, recommended or made.

The above ratios/figures will be determined by reference to the latest audited or management accounts or the financial statements provided by the Borrower(s) from time to time. The Bank will calculate the ratios/figures in accordance with the accounting principles, standards and practices on which the preparation of the audited accounts of the Borrower(s) was / were based and in accordance with the latest Statements of Standard Accounting Practice issued by the Hong Kong Institute of Certified Public Accountants. Any calculation made by the Bank will be conclusive.

Further Conditions

Compliance activity: The Bank and other members of the HSBC Group are required to act in accordance with the laws and regulations and comply with requests of public and regulatory authorities operating in various jurisdictions which relate to, amongst other things: (i) the prevention of money laundering, terrorist financing, corruption, tax evasion and the provision of financial and other services to any persons or entities which may be subject to economic or trade sanctions; or (ii) the investigation or prosecution of, or the enforcement against, any person for an offence against any laws or regulations.

The Bank may take, and may instruct members of the HSBC Group to take, any action which the Bank in its sole and absolute discretion considers appropriate to prevent or investigate crime or the potential breach of sanctions regimes or to act in accordance with relevant laws, regulations, sanctions regimes, international guidance, relevant HSBC Group procedures and/or the direction of any public, regulatory or industry body relevant to any member of the HSBC Group. This includes the interception and investigation of any payment, communication or instruction, and the making of further enquiries as to whether a person or entity is subject to any sanctions regime (“Compliance Activity”).

Neither the Bank nor any member of the HSBC Group will be liable to the Borrowers in respect of any loss (whether direct, consequential or loss of profit, data or interest) or delay, suffered or incurred by any party, caused in whole or in part by (i) actions taken, or delays or failure in performing any obligations under this letter by the Bank, or (ii) any steps taken by the Bank or any member of the HSBC Group, pursuant to Compliance Activity.

“HSBC Group” means HSBC Holdings plc, its subsidiaries, related bodies corporate, associated entities and undertakings and any of their branches and member or office of the HSBC Group shall be construed accordingly.

Ecmoho (Hong Kong) Limited	29 October 2018

APPENDIX : DETAILS OF BENCHMARK RATES

Benchmark	Applicable Currency	Definition of Benchmark
Hong Kong Interbank Offered Rate (HIBOR) * and 1	HKD

“HIBOR” means, in relation to any advance, the applicable Screen Rate at or around 11.00 am Hong Kong time on the proposed date of advance (or such other time or day if the market practice differs in the Hong Kong interbank market, as determined by the Bank), if any such rate is below zero, HIBOR will be deemed to be zero.

“Screen Rate” means the Relevant Administrator’s Interest Settlement Rate for Hong Kong dollars and for the relevant period displayed on the appropriate page of the Reuters screen provided that (a) if in the Bank’s sole determination its funding cost is in excess of HIBOR, the Bank may specify the cost of funding any facility or financial arrangement; or (b) if the screen page is replaced, not available or such service ceases to be available, the Bank may specify another page or service displaying the appropriate rate.

“Relevant Administrator” means the Hong Kong Association of Banks or any other person to whom the administrator function of the HIBOR fixing process is transferred from time to time.

Ecmoho (Hong Kong) Limited	29 October 2018

Benchmark	Applicable Currency	Definition of Benchmark
London Interbank Offered Rate (LIBOR) * and 1	USD

“LIBOR” means, in relation to any advance, the applicable Screen Rate at or around 11:00 am London time two Business Days (or such other time or day as determined by the Bank if the market practice differs) before the proposed date of advance and, if any such rate is below zero, LIBOR will be deemed to be zero.

“Business Day” means a day other than a Saturday or Sunday on which banks are open for general business in London.

“Screen Rate” means the Relevant Administrator’s Interest Settlement Rate for the relevant currency and period displayed on the appropriate page of the Reuters screen provided that (a) if in the Bank’s sole determination its funding cost is in excess of LIBOR, the Bank may specify the cost of funding any facility or financial arrangement; or (b) if the screen page is replaced, not available or such service ceases to be available, the Bank may specify another page or service displaying the appropriate rate.

“Relevant Administrator” means ICE Benchmark Administration Limited or any other person to whom the administrator function of the LIBOR fixing process is transferred from time to time.

Note:

1

Interpolated rates, which refers to rate calculated using linear interpolation method as recommended by the International Swaps and Derivatives Association (ISDA) for a situation where there is no current quote available for below maturities:-

•	LIBOR: 2 weeks, 4 months, 5 months, 7 months, 8 months, 9 months, 10 months and 11 months

•	HIBOR: 4 months, 5 months, 7 months, 8 months, 9 months, 10 months and 11 months

*

For tenors where fixing is not published by the relevant administrator and the interpolated rate does not apply, the benchmark rate shall be the rate as specified by the Bank in its sole discretion as its cost of funding the relevant facility or financial arrangement.

Ecmoho (Hong Kong) Limited	29 October 2018

TERMS AND CONDITIONS FOR FACILITIES

1.	Interpretation

These terms and conditions are applicable to banking/credit facilities made available by The Hongkong and Shanghai Banking Corporation Limited (the “Bank” “HSBC” or “we”, which expression shall include its successors and assigns) to the Borrower(s) and shall be read in conjunction with the facility letter, as may be amended from time to time, applicable to the Borrower(s) (together, the “Facility Letter”).

2.	Accrual of Interest & Other Sums

All interest and any other amount accruing under the Facility Letter will accrue daily and in each case is calculated on the basis of the actual numbers of days elapsed and a year of 360 days or 365 days, depending on the market practice for the currency (and as may be adjusted in case of a leap year). Notwithstanding any other provision in the Facility Letter, any interest or other amount accruing under the Facility Letter shall be payable on demand.

3.	Availability and Utilisation

With respect to trade facilities, documents presented to the Bank for drawings must reflect and relate to a genuine transaction. Where documents presented are not in the original form, copies of such documents presented must strictly conform to the original. Please note that drawings without an underlying transaction, or presentation of forged or fraudulent documentation can render companies and/or persons involved liable to prosecution. The Bank may, at its sole and absolute discretion, refuse to allow drawings under a facility if:

(a)	the drawee is considered to be unacceptable to the Bank, or

(b)	the drawee is not on the Bank’s approved list, or

(c)	the transaction in question does not meet the Bank’s operational requirements in respect of the facilities.

4.	Default Interest

Interest will be payable on sums which are overdue, drawings which are in excess of agreed limits and amounts demanded and not paid, at the maximum rate stipulated in the Bank’s tariff book which is accessible at https://www.commercial.hsbc.com.hk/1/2/commercial/customer- service/tariffs. The Bank will provide the Borrower or such relevant guarantor and/or security provider with a hard copy of the tariff book upon request. Interest at the applicable rate will be payable monthly in arrears to the debit of the Borrower(s)’s current account.

5.	Payment

All payments shall be made by the Borrower(s), the guarantor(s) and/or the security provider(s) to the Bank without set-off, counterclaim, withholding or condition of any kind. If the Borrower(s), the guarantor(s) or such security provider (where applicable) is compelled by law to make such withholding, the sum payable shall be increased so that the amount actually received by the Bank is the amount it would have received if there had been no withholding.

Ecmoho (Hong Kong) Limited	29 October 2018

6.	Security and Disclosure

6.1

The Bank shall proceed to register (where applicable) in Hong Kong, security provided to the Bank in connection with facilities made available to the Borrower(s) or at the request of the Borrower(s). The costs and expenses, if any, will be charged to the account of the Borrower(s). Where the security provided to the Bank requires registration or filing outside Hong Kong, the Borrower undertakes that it shall, and where applicable, shall procure that such registration or filing of security is attended to and completed in a timely way so as to preserve the security interest of the Bank. The Bank shall be entitled to demand that evidence of such filing and/or registration be provided to it. All costs in connection with the aforesaid overseas filing and/or registration (as the case may be) shall be for the account of the Borrower(s).

6.2

By accepting the Facility Letter, the Borrower(s) is deemed to have consented to the Bank providing a copy of the Facility Letter, related security documents, the Borrower’s latest statement of account, related documents evidencing the obligations to be guaranteed or secured by a guarantor or third party security provider, information on the outstanding liabilities (whether actual or contingent) or such other information to (a) a guarantor or third party security provider, such guarantor or third party security provider’s solicitors and other professional advisers; and (b) whom the bank assigns or transfers (or may potentially assign or transfer) all or part of its rights and obligations under the Facility Letter.

6.3

Without prejudicing the rights of the Bank under other agreements with the Borrower(s), the Bank is entitled to provide any information relating to any of the account(s) of the Borrower(s) held with the Bank and any facilities which the Bank may provide to the Borrower(s) from time to time or the conduct of such account and/or facilities and/or other information concerning the Borrower(s) relationship with the Bank to any other company or office which belongs to or is part of the HSBC Group.

6.4

The Bank shall be entitled to have solicitors of its choice appointed to prepare the necessary documentation relating to the Facility Letter and/or the security to be provided. All their charges and disbursements incurred in this respect will be for the Borrower(s)’s account. Any filing fees and fees incurred in obtaining a legal opinion will also be for Borrower(s)’s account.

6.5

If the Bank is satisfied that all liabilities owed by the Borrower(s) to the Bank have been irrevocably paid in full and that all facilities which might give rise to such liabilities have terminated, subject to the Bank’s right to retain any guarantee or security provided to it for such period as the Bank considers (in its sole discretion) necessary, the Bank may, at the request and cost of the Borrower(s) or the relevant guarantor and/or security provider, release, reassign or discharge (as appropriate) such guarantee or security.

7.	Costs and Expenses

7.1

The Borrower(s) shall promptly on demand pay the Bank the amount of all costs and expenses (including legal fees), stamp duties, taxes, other charges and registration costs incurred by the Bank in connection with the negotiation, preparation and execution of the Facility Letter, security document(s) and/or any documentation relating to the facilities.

Ecmoho (Hong Kong) Limited	29 October 2018

7.2

If the Borrower(s) requests an amendment, waiver or consent, the Borrower(s) shall, within three business days of demand, reimburse the Bank for the amount of all costs and expenses (including legal fees) incurred by the Bank in responding to, evaluating, negotiating or complying with that request or amendment.

7.3

The Borrower(s) shall, within three business days of demand, pay to the Bank the amount of all costs and expenses (including legal fees), stamp duties, taxes, other charges and registration costs incurred by the Bank in connection with the enforcement of, or the preservation of any rights under the Facility Letter, security document(s) and/or any documentation relating to the facilities.

7.4

If the effect of or a change in any law or regulation is to increase the cost to the Bank of advancing, maintaining or funding the facility(ies) or to reduce the effective return to the Bank, the Bank may require payment on demand of such amounts as the Bank consider necessary as compensation therefor.

8.	Indemnity

8.1

Any amount received or recovered by the Bank in respect of any sum expressed to be due to the Bank from the Borrower in a currency other than the currency of denomination in which payment is due (the “Intended Currency”) shall only constitute a discharge to it to the extent of the amount in the Intended Currency which the Bank is able, in accordance with its usual practice, to purchase with the amount so received or recovered in such other currency on the date of that receipt.

8.2	The Borrower(s) shall pay and, within three business days of demand, indemnify the Bank against any cost, loss or liability that the Bank incurs in relation to or as a result of:

(a)	a failure by the Borrower(s) to pay any amount due under this Facility Letter on its due date; or

(b)	if this Facility Letter allows prepayment, such loan not being prepaid in accordance with a notice of prepayment given by the Borrower.

9.	Assignment

The Bank may assign its rights and transfer all or any part of its rights and obligations hereunder or under any Facility Letter to any person by delivering to the Borrower(s) a notice in writing. Such transfer shall take effect as from the effective date as specified in the notice and the Bank shall thereafter be released from such obligations. No assignment or transfer of any right, benefit or obligation in the Facility Letter shall be made by the Borrower(s) in any way.

10.	Pari Passu

The Borrower(s), the guarantor(s) and security provider(s) (where applicable) shall ensure that at all times the claims of the Bank under the facilities rank at least pari passu with the claims of all other unsecured creditors, except for claims preferred by mandatory provisions of law.

Ecmoho (Hong Kong) Limited	29 October 2018

11.	Prima facie

Any certification or determination by the Bank of a rate or amount under this Facility Letter is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

12.	Section 83 of the Banking Ordinance

Section 83 of the Banking Ordinance and the related regulations in Hong Kong have imposed on the Bank certain limitations on advances to persons related to HSBC Group. In accepting the Facility Letter, the Borrower(s) should, to the best of its (their) knowledge, advise the Bank whether it is in any way related or connected to the HSBC Group. In the absence of such advice, the Bank will assume that the Borrower(s) is not so related or connected. The Bank would also ask, that if the Borrower(s) become aware that it (they) becomes so related or connected in future, that the Borrower(s) immediately advises the Bank in writing. You may refer to the reference page for information on whether you may be considered as related or connected to the HSBC Group.

13.	Governing Law and Third Party Rights

13.1

The Facility Letter (including the schedule(s), where applicable), and these terms and conditions shall be governed and construed in accordance with the laws of the Hong Kong Special Administrative Region.

13.2	The Borrower(s) submits to the non-exclusive jurisdiction of the Hong Kong courts.

13.3

No person other than the Bank and the Borrower(s) will have any right under the Contracts (Rights of Third Party) Ordinance to enforce or enjoy the benefit of any of the provisions of the terms and conditions of the Facility Letter.

14.	Process Agent

Without prejudice to any other mode of service allowed under any relevant law, each Borrower (other than a Borrower incorporated in Hong Kong (if the Borrower is a company) and a Borrower who is domiciled in Hong Kong (if the Borrower is an individual)):

(a)

irrevocably appoints the company stated after the Borrower’s signature below as its agent for service of process in relation to any proceedings before the Hong Kong courts in connection with the Facility Letter, security document(s) and /or documentation relating to the facilities; and

(b)	agrees that failure by a process agent to notify the relevant Borrower of the process will not invalidate the proceedings concerned.

Ecmoho (Hong Kong) Limited	29 October 2018

ACCEPTANCE

Please arrange for the authorised signatories of the Borrower(s), in accordance with the terms of the mandate given to the Bank, to sign and return the duplicate copy of this letter with Appendix to signify the Borrower(s)’s understanding and acceptance of the terms and conditions under which these facilities are granted.

An arrangement fee of HKD80,000.- will be charged to the debit of the Borrower(s)’s account upon receipt of acceptance of this Facility Letter whether or not the facilities are drawn or cancelled by the Borrower(s).

The facilities will remain open for acceptance until the close of business on 19 November 2018 and if not accepted by that date will be deemed to have lapsed.

Please return the signed facility offer letter and the relevant security documents to Commercial Banking Hong Kong Office at Level 6, HSBC Main Building, 1 Queen’s Road Central, Hong Kong.

Should the Borrower(s) have any questions please feel free to contact Dawn Lo, Vice President or Kay Lai, Customer Service Officer on telephone no. 2288 1270 or 2288 7898.

Yours faithfully

For and on behalf of

The Hongkong and Shanghai Banking Corporation Limited

/s/ Dawn Lo

Dawn Lo

Vice President

/na

Encl

Ecmoho (Hong Kong) Limited	29 October 2018

Acceptance and Confirmation

We, Ecmoho (Hong Kong) Limited, confirm our acceptance of the offer and all terms and conditions contained above (including the Schedules, Appendix and Terms and Conditions for Facilities attached thereto).

For and on behalf of

Ecmoho (Hong Kong) Limited

Signature /s/ Zoe Wang	Signature /s/ Leo Zeng
Name	Name
Title	Title
Date	Date

Ecmoho (Hong Kong) Limited	29 October 2018

Reference Page

For the purposes of paragraph 12 (section 83 of the Banking Ordinance) of the Terms and Conditions for Facilities, you may be considered as related or connected to the HSBC Group if you are:

(a)	a director or employee of a member of the HSBC Group;

(b)	a relative of a director or employee of a member of the HSBC Group;

(c)	a firm, partnership or non-listed company in which a member of HSBC Group or director of HSBC Group (or such director’s relative) is interested as director, partner, manager or agent;

(d)	an individual, firm, partnership or non-listed company of which any director of HSBC Group (or such director’s relative) is a guarantor;

(e)	a firm, partnership or non-listed company which any of the persons listed above is able to control and a person has “control” if such person is:

(i)

an indirect controller, that is, in relation to a company, any person in accordance with whose directions or instructions the directors of the company or of another company of which it is a subsidiary are accustomed to act, or

(ii)

a majority shareholder controller, that is, in relation to a company, any person who, either alone or with any associate or associates, is entitled to exercise, or control the exercise of, more than 50% of the voting power at any general meeting of the company or of another company of which it is a subsidiary.

“HSBC Group” means HSBC Holdings plc, its subsidiaries, related bodies corporate, associated entities and undertakings and any of their branches and member or office of the HSBC Group shall be construed accordingly.

“Relative” means:

(i)	any immediate ascendant, any spouse or former spouse of any such ascendant, and any brother or sister of any such spouse or former spouse;

(ii)	any immediate descendant, and any spouse or former spouse of any such descendant;

(iii)	any brother or sister, aunt or uncle and any nephew or niece and any first cousin;

(iv)	any spouse or former spouse, any immediate ascendant of any such spouse or former spouse, and any brother or sister of any such spouse or former spouse,

and, for the purposes of this definition, any step-child shall be deemed to be the child of both its natural parent and of its step-parent and any adopted child to be the child of the adopting parent, and a spouse shall include anyone living as such.

COMMERCIAL BANKING

(CARM 190425)

CONFIDENTIAL

The Directors

Ecmoho (Hong Kong) Limited

Shang Hai Shi Xu Hui Qu Tian Yue

Qiao Lu 1000 Hao 3 Lou Xu Hui Yuan

Shang Wu Lou

China	20 May 2019

Dear Sirs

BORROWER(S)

Ecmoho (Hong Kong) Limited	[Customer No.801-442708]

BANKING FACILITIES—facility letter dated 29 October 2018, as amended or supplemented from time to time (the “Facility Letter”)

With reference to our recent discussions, we confirm that the Facility Letter will be amended as set out below. Save as amended by this letter, the terms of the Facility Letter and (if any) all related documents shall remain unchanged and continue in full force and effect. The Bank shall have an unrestricted discretion to cancel, reduce or suspend, or determine whether or not to permit drawings in relations to, the facilities. The facilities are subject to review at any time and in any event by 15 October 2019, and also subject to the Bank’s overriding right of repayment on demand including the right to call for cash cover on demand for prospective and contingent liabilities.

Unless defined differently, a term defined in the Facility Letter has the same meaning in this letter.

Amendments

The following changes shall be made to the Facility Letter.

SECURITY AND OTHER DOCUMENTATION

The Bank will require to hold the following security document(s) and other document(s) in form and substance satisfactory to the Bank:

1.

A Guarantee (Limited Amount) limited to USD4,000,000.- plus default interest and other costs and expenses as further set out in the guarantee from Shanghai Ecmoho Health Technology Co Ltd 上海易恆健康生物科技有限公司, with registration in State Administration of Foreign Exchange. We attach our standard Guarantee (Limited Amount). Please arrange to sign and return it to us, together with the supporting board resolution(s).

The authorised signatories of Shanghai Ecmoho Health Technology Co Ltd 上海易恆健康生物科技有限公司 should be duly verified by their bankers. Please also let the Bank have a certified copy of Certificate of Incorporation, Articles of Association and List of current directors of Shanghai Ecmoho Health Technology Co Ltd 上海易恆健康生物科技有限公司 for the Bank’s records.

The Hongkong and Shanghai Banking Corporation Limited

Credit Services Team

8/F Tower 2 HSBC Centre 1 Sham Mong Road Tai Kok Tsui Kowloon

Web: www.hsbc.com.hk

Ecmoho (Hong Kong) Limited	20 May 2019

As Shanghai Ecmoho Health Technology Co Ltd 上海易恆健康生物科技有限公司 is incorporated in People’s Republic of China, the Bank requires a legal opinion (in form and substance satisfactory to the Bank) from a qualified lawyer in the jurisdiction of Shanghai Ecmoho Health Technology Co Ltd 上海易恆健康生物科技有限公司’s country of incorporation, confirming the corporate capacity and authority of Shanghai Ecmoho Health Technology Co Ltd 上海易恆健康生物科技有限公司 to enter into the facility(ies)/security, and also confirming that all necessary documents have been or will be properly executed. The legal opinion, together with the properly executed security documents, should be forwarded to the Bank directly by the solicitor.

2.

A Guarantee (Limited Amount) limited to USD4,000,000.- plus default interest and other costs and expenses as further set out in the guarantee from Ecmoho (HK) Health Technology Ltd, We attach our standard Guarantee (Limited Amount). Please arrange to sign and return it to us, together with the supporting board resolution(s).

The authorised signatories of Ecmoho (HK) Health Technology Ltd should be duly verified by their bankers. Please also let the Bank have a certified copy of Certificate of Incorporation, Articles of Association and List of current directors of Ecmoho (HK) Health Technology Ltd for the Bank’s records.

3.

An “Assignment of Receivables—Specific Arrangement” granted by the Borrower(s). We attach our standard “Assignment of Receivables—Specific Arrangement”. Please arrange to sign and return to us the document(s), together with the supporting board resolution(s).

This “Assignment of Receivables—Specific Arrangement” needs to be registered with the Companies Registry. Please sign and return the “Assignment of Receivables—Specific Arrangement” within 5 business days of execution. The related registration fee (currently HKD340.-) will be charged to the debit of the Borrower’s current account.

4.

An “Assignment of Receivables—Specific Arrangement” granted by the Borrower(s). We attach our standard “Assignment of Receivables—Specific Arrangement”. Please arrange to sign and return to us the document(s).

This “Assignment of Receivables—Specific Arrangement” needs to be registered with the Companies Registry. Please sign and return the “Assignment of Receivables—Specific Arrangement” within 5 business days of execution. The related registration fee (currently HKD340.-) will be charged to the debit of the Borrower’s current account.

In consideration of the above mentioned security being made available, the Bank is agreeable to releasing the following security document(s) and other document(s):

5.

A Guarantee (Limited Amount) dated 13 December 2018 limited to USD5,000,000.- plus default interest and other costs and expenses as further set out in the guarantee from Shanghai Ecmoho Health Technology Co Ltd 上海易恆健康生物科技有限公司.

The Guarantee under item 5 will be cancelled after a retention period considered by it (the Bank) to be reasonably appropriate, which is normally six months.

6.	An “Assignment of Receivables—Specific Arrangement” dated 13 December 2018 granted by the Borrower(s).

This “Assignment of Receivables—Specific Arrangement” needs to be discharged with the Companies Registry. The related discharge fee (currently HKD 190.- per document) will be charged to the debit of the Borrower(s)’s account.

Ecmoho (Hong Kong) Limited	20 May 2019

7.	An “Assignment of Receivables—Specific Arrangement” dated 13 December 2018 granted by the Borrower(s).

This “Assignment of Receivables—Specific Arrangement” needs to be discharged with the Companies Registry. The related discharge fee (currently HKD190.- per document) will be charged to the debit of the Borrower(s)’s account.

FURTHER NOTES

As a condition for granting credit facilities to small and medium size enterprises (“SMEs”), an explicit consent from the related SME must be obtained to enable the Bank to report and retrieve information (whether or not such information is expressly set out in any agreement between you and the Bank) in relation to its banking facilities to and from the Commercial Credit Reference Agency (“CCRA”). Please arrange for the enclosed Customer Consent Form to be signed and returned to the Bank together with the Facility Letter. Please note that if this consent is not given, the Bank will be unable to proceed with the transaction.

Without prejudicing or affecting the Bank’s right to suspend, withdraw or make demand in respect of the whole or any part of the facilities made available to the Borrower(s) at any time or determine whether or not to permit drawings in relation to the facilities, the Borrower(s) will, as the case may be:-

1)	give the undertakings set out in the Schedule of Further Notes which will remain in full force until the facilities have been repaid in full; and/or

2)	make the representations and warranties set out in the Schedule of Further Notes which will be deemed repeated daily until the facilities have been repaid in full.

Ecmoho (Hong Kong) Limited	20 May 2019

SCHEDULE OF FURTHER NOTES

This schedule sets out the further points to note for the Borrower(s).

The Borrower(s)’s compliance or otherwise with the following condition(s) precedent, representations, warranties, undertakings or further conditions (as the case may be) will not in any way prejudice or affect the Bank’s right to suspend, withdraw or make demand in respect of the whole or any part of the facilities made available to the Borrower(s) at any time or determine whether or not to permit drawings in relation to the facilities. By signing this letter, the Borrower(s) expressly acknowledge that the Bank may suspend, withdraw or make demand for repayment of the whole or any part of the facilities at any time or determine whether or not to permit drawings in relation to the facilities, notwithstanding the fact that the following conditions precedent, representations, warranties, undertakings and further conditions (as the case may be) are included in this letter and whether or not the Borrower(s) has complied with any of them.

Representation and Warranties

The Borrower(s) represents that the Borrower’s request for the facility(ies) stated in this letter was not referred to the Bank by any intermediary. The Borrower(s) understands that the Bank does not appoint any third party to handle credit applications from small and medium-sized enterprises.

Undertakings

1.	The Borrower(s) undertakes that the Tangible Net Worth shall not be less than HKD25,000,000.-.(New)

2.

The Borrower(s) undertakes that completion of registration of the Corporate Guarantee of Shanghai Ecmoho Health Technology Co Ltd 上海易恆健康生物科技有限公司 with State Administration of Foreign Exchange and legal opinion by end of July 2019. (Revised)

3.

Each of the Borrower(s) shall comply in all respects with all laws and regulations to which it is subject. In particular, the Borrower(s) represent(s), declare(s) and undertake(s) to the Bank that the utilization of any facility or use of proceeds drawn under this [facility letter] do not and will not conflict with any law or regulation applicable to the Borrower(s) (including without limitation those in force in the Mainland). The above representation and declaration is deemed to be made by the Borrower(s) by reference to the facts then existing during the period where the [Facilities] or any part thereof remain outstanding/available.

Ecmoho (Hong Kong) Limited	20 May 2019

Definitions of ratios/figures

“Tangible Net Worth” means the aggregate of:-

•	the amount paid up on the issued share capital (other than any redeemable share capital) of the Borrower(s); and

•	the capital and revenue reserves (including but not limited to the share premium account, revaluation and retained profits or losses);

but after deducting from such sum :-

•	goodwill and all other intangible assets ;

•	all minority interests in subsidiaries;

•	all amounts set aside for tax;

•	any dividend or other distribution declared/recommended;

•	the excess of the book value to the market value of the listed investments; and

•	any amount standing to the debit of the Borrower(s)’s capital and reserves (including profit and loss account);

•	any amount due from the shareholders, directors, and/or related companies.

The above ratios/figures will be determined by reference to the latest audited or management accounts or the financial statements provided by the Borrower(s) from time to time. The Bank will calculate the ratios/figures in accordance with the accounting principles, standards and practices on which the preparation of the audited accounts of the Borrower(s) was / were based and in accordance with the latest Statements of Standard Accounting Practice issued by the Hong Kong Institute of Certified Public Accountants. Any calculation made by the Bank will be conclusive.

Ecmoho (Hong Kong) Limited	20 May 2019

Governing law

This letter shall be governed by and construed in accordance with the laws of the Hong Kong Special Administrative Region. No one other than the Bank and the Borrower(s) will have any right to enforce the terms of this letter.

Acceptance

Please arrange for the authorised signatories of the Borrower(s), in accordance with the terms of the mandate given to the Bank, to sign and return the duplicate copy of this letter by 10 June 2019 to signify the Borrower(s)’s understanding and acceptance of the terms of this letter.

Please return the signed facility offer letter and the relevant security documents to Commercial Banking Hong Kong Office at Level 6, HSBC Main Building, 1 Queen’s Road Central, Hong Kong.

If you have any queries, please feel free to contact Dawn Lo, Vice President or Irene Mak, Customer Service Officer on telephone no. 2288 1270 or 2288 3835.

Yours faithfully

For and on behalf of

The Hongkong and Shanghai Banking Corporation Limited

/s/ Dawn Lo

Dawn Lo

Vice President

/kg

Encl

Ecmoho (Hong Kong) Limited	20 May 2019

Acceptance and Confirmation

We, Ecmoho (Hong Kong) Limited, confirm our acceptance of and agreement to all of the terms and conditions set out above.

For and on behalf of

Ecmoho (Hong Kong) Limited

Signature /s/ Zeng Qingchun	Signature

Name	Name

Title	Title

Date	Date

To:	The Hongkong and Shanghai Banking Corporation Limited (the “Lender”)	Date:
The Hong Kong Special Administrative Region

SHARING OF CREDIT DATA - CUSTOMER CONSENT FORM

Customer Information

Registered Name in English (as stated in Business Registration Certificate or other Business Identification Document) ECMOHO (HONG KONG) LIMITED

Business Identification Document Details (please complete as appropriate)

Hong Kong Business Registration Certificate Number:

Hong Kong Certificate of Incorporation Number:                C2218839

Other Business Identification Document Details:

Customer’s Acknowledgement and Consent

1.

I/We hereby acknowledge and agree that, subject to paragraph (2), any information with respect to me/us which is provided by me/us at the Lender’s request or collected in the course of dealings between me/us and the Lender may be disclosed to, or used and retained by any credit reference agency or similar service provider for the purpose of verifying such information or enabling them to provide such information to other institutions:

(a)	in order that they may carry out credit and other status checks in respect of me/us in my/our capacity as applicant for, or guarantor of, credit facilities; and

(b)	for the purposes of reasonable monitoring of any indebtedness while there is a current default by me/us as borrower or guarantor.

2.	I/We may by giving the Lender 90 days’ notice in writing (which will take effect from the date of receipt by the Lender) revoke the consent contained in paragraph (1).

3.	If I/we give notice to revoke the consent given pursuant to paragraph (1) in accordance with paragraph (2):

(a)	subject to paragraphs (3)(f) and (g) below, the Lender may continue to disclose information pursuant to paragraph (1) until the notice of revocation given pursuant to paragraph (2) expires;

(b)	the Lender may notify all persons to whom the Lender is permitted to disclose information pursuant to paragraph (1) of the fact that a notice of revocation has been given pursuant to paragraph (2);

(c)	the Lender may regard the notice of revocation served on the Lender as also applying to the consent I/we have previously given in respect of all other credit facilities granted to me/us;

(d)	the Lender may terminate any facilities extended to me/us with effect from the date to be advised by the Lender;

(e)

the credit reference agency or similar service provider may continue to retain information provided to it by the Lender in its internal archive for its internal use but not for provision of such information to other institutions when they seek credit reports;

(f)

the Lender may continue to provide information relating to hire purchase and leasing transactions and loans to wholesalers and retailers to finance the acquisition of stock in trade to the credit reference agency or similar service provider notwithstanding revocation of the consent referred to in paragraph (2) above; and

(g)

the credit reference agency or similar service provider may continue to provide information relating to hire purchase and leasing transactions and loans to wholesalers and retailers to finance the acquisition of stock in trade and information which is a matter of public record notwithstanding the revocation of the consent referred to in paragraph (2) above.

4.	Subject to paragraphs (2) and (3), this consent shall remain in effect:

(a)	as long as I/we maintain an account relationship with the Lender and for a period of five years thereafter;

(b)	if later, for the period of five years after the date of settlement following a payment default of more than sixty days.

Member HSBC Group

5.

This Form supersedes any previous Customer Consent Form previously signed by me/us. The acknowledgement and agreement contained in this Form are in addition to and do not affect any agreement or consent contained in the Lender’s account documentation and/or standard terms and conditions.

For Bank Use Only
Date Received

Remarks
/s/ Zeng Qingchun
Signed by for and on behalf of
ECMOHO (HONG KONG) LIMITED

BOARD RESOLUTION

Extract from the Minutes of a Meeting of the Board of Directors of ECMOHO (HONG KONG) LIMITED (the “Company”)
held at (time)	on (date)
at (place) Shang Hai Shi Xu Hui Qu Tian Yue Qiao Lu 1000 Hao 3 Lou Xu Hui Yuan Shang Wu Lou China

The Chairman reported that arrangements were proposed with The Hongkong and Shanghai Banking Corporation Limited (“HSBC”) whereby the Company would be granted banking facilities on the terms and conditions set out in the facility letter(s) (the “Facility Letter(s)”) from HSBC to the Company dated 20 May 2019 which was/were tabled at the Meeting.

The individual Directors then reported the manner in which they were interested in the proposed arrangements, transactions and contracts. The Secretary reported that under the Articles of Association of the Company, the Directors present were empowered to implement the proposed arrangements.

The Board then reviewed the financial position of the Company. Taking into account that the grant of facilities will finance the trading activities of the Company, the Board was unanimously of the opinion that the taking of facilities would be in the commercial interests of the Company.

IT WAS RESOLVED THAT:

(i)	the proposed arrangements, the terms of the Facility Letter(s) and the transactions contemplated under the Facility Letter(s) be approved by the Company;

(ii)

                                                          be authorised to sign the Facility Letter(s) on behalf of the Company and the signing of the Facility Letter(s) shall be conclusive evidence of the Company’s approval of any amendments which have been made to the Facility Letter(s);

(iii)

the authorised signatory(ies) named above be authorised to execute and, where necessary, affix the Common Seal of the Company to any further document and/or do such further acts for and on behalf of the Company as required by or in connection with the Facility Letter(s) and/or in connection with the transactions contemplated thereunder;

(iv)	any actions taken by any Director of the Company or the signatory(ies) named above in respect of the transactions before the date hereof be approved, ratified and confirmed in all respect; and

(v)	the Chairman be authorised to supply HSBC with a certified copy of this extract of the Minutes of the Board of Directors.

IT IS HEREBY CERTIFIED that the above is a true extract from the Minutes of the Meeting of the Board of Directors of the Company and that the resolution set forth above was duly passed in accordance with and complies with the Articles of Association of the Company and that such resolution will not infringe any restrictions affecting the Company or the Board.

Date:

Chairman of the Meeting/Director

/s/ Zeng Qingchun
Signature	Name:

Dated

TO

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

ASSIGNMENT OF RECEIVABLES

- SPECIFIC ARRANGEMENT

Member HSBC Group

To:	The Hongkong and Shanghai Banking Corporation Limited
The Hong Kong Special Administrative Region

ASSIGNMENT OF RECEIVABLES - SPECIFIC ARRANGEMENT

1.	Definitions

“Arrangement” means the arrangement(s), agreement(s) and/or contract(s) specified in Schedule 1 between the Customer and the Counterparty;

“Bank” means The Hongkong and Shanghai Banking Corporation Limited at any of its offices or branches and its successors and assigns;

“Banking Facilities” means such facilities as the Bank may make or continue to make available to the Customer or to any other person at the request of the Customer;

“Counterparty” means the person(s) whose name(s) and address(es) are specified in Schedule 1;

“Customer” means the person whose name and address are specified in Schedule 1;

“Exchange Rate” means the rate for converting one currency into another currency which the Bank determines to be prevailing in the relevant foreign exchange market at the relevant time such determination to be conclusive and binding on the Customer;

“person” includes an individual, firm, company, corporation and an unincorporated body of persons;

“Process Agent” means the person, if any, whose name and Hong Kong address are specified in Schedule 1;

“Receipt Account” means the Customer’s account with the Bank (or such other accounts as the Bank shall from time to time direct) into which all Receivables shall be paid pursuant to Clause 4.01(c);

“Receivables” means all monies now and from time to time due to be paid or owing to the Customer under the Arrangement and the full benefit of all guarantees, encumbrance, rights of set-off, security reservation of proprietary rights, rights of tracing and liens, and all rights, claims and remedies in respect of such monies and in enforcing the Arrangement; and

“Secured Monies” means (i) all monies and liabilities in any currency owing by the Customer (and, if the Customer is not a partnership but consists of two or more persons at least one of whom is an individual, all of such persons jointly) to the Bank at any time, whether separately or jointly with any other person, actually or contingently, whether presently or in future in any capacity including as principal or as surety; (ii) interest on such monies (both before and after any demand or judgment), to the date on which the Bank receives payment, at the rates payable by the Customer or which would have been payable but for any circumstance which restricts payment, and (iii) all expenses of the Bank in perfecting or enforcing this Assignment on a full indemnity basis.

2.	Assignment

2.01

In consideration of the Banking Facilities, the Customer, as beneficial owner and by way of security for the payment of the Secured Monies, hereby assigns, and agrees to assign, to the Bank the Receivables until all the Secured Monies have been paid or discharged.

2.02	A certificate of balance signed by any duly authorised officer of the Bank shall be conclusive evidence against the Customer of the amount of the Secured Monies owing at any time.

2.03

The Bank shall be entitled to retain this Assignment for as long as the Secured Monies remain outstanding, or after repayment of the Secured Monies for such further period as the Bank may certify to the Customer to be appropriate in order to protect the interests of the Bank in respect of the Secured Monies.

2.04

If the Customer creates or purports to create any security (whether fixed or floating) over the Receivables (or any part thereof) or if a person levies or attempts to levy any form of process against the Receivables (or any part thereof), the security created by this Assignment, to the extent that it may be a floating charge, shall automatically and without notice operate as a fixed charge instantly such event occurs.

3.	Continuing and Additional Security

This Assignment is a continuing security and is in addition to, shall not be affected by and may be enforced despite the existence of any other security held by the Bank. Any restriction on the right of consolidating securities shall not apply to this Assignment.

Page 1/9	Member HSBC Group

4.	Undertakings

4.01	The Customer undertakes:

(a)	that the Receivables are and shall be in the sole beneficial ownership of the Customer, free from encumbrances and claims except pursuant to this Assignment;

(b)

to perform its obligations under the Arrangement in a prompt and diligent manner, to take all necessary steps which are reasonable and prudent to procure the due performance by the Counterparty of its obligations under the Arrangement, to notify the Bank of any default by the Customer and/or the Counterparty under the Arrangement and to institute and maintain all such proceedings as may be necessary or expedient to enforce the Arrangement or preserve or protect the interests of the Customer under the Arrangement;

(c)

to get in and realise the Receivables in the ordinary course of its business and, until notice is given by the Bank under Clause 4.01 (h), promptly pay into the Receipt Account all proceeds of the getting in and realisation and all moneys which it may receive in respect of the Receivables forthwith on receipt (except to the extent that the Bank may agree otherwise in writing) and, pending such payment, to hold such proceeds and moneys on trust for the Bank;

(d)

if so required by the Bank, execute a charge over the Receipt Account (in such form satisfactory in all respects to the Bank) and charge by way of first fixed charge to the Bank all the Customer’s rights, title, interest and benefit of and in all monies standing to the credit of the Receipt Account and all interest from time to time payable thereon and all right, title and interest of the Customer, present and future, thereto and therein;

(e)

not to withdraw, assign, charge, encumber, transfer or otherwise dispose of or deal with any part of the monies standing to the credit of the Receipt Account or any interest therein, unless and to the extent that the Bank shall agree thereto in writing;

(f)

to deliver to the Bank originals and/or copies of such documents relating to the Arrangement and/or produce reports to the Bank on the Arrangement containing such particulars and at such intervals, in each case, as the Bank may require;

(g)

at any time at the request of the Bank, to give notice of this Assignment to any person in the form set out in Schedule 2 (or in such other forms as the Bank shall from time to time require), provided always that nothing herein shall restrict the Bank from giving notice of this Assignment (and the Bank is hereby authorised to give such notice) to the Counterparty as it may deem appropriate in such form as it thinks fit, whether in the name of the Bank or (pursuant to the powers conferred under Clause 6.01) as attorney for and on behalf of the Customer;

(h)

upon receipt of a notice from the Bank to that effect, to pay to the Bank, or procure that the Bank is directly paid, all Receivables, and that, unless otherwise agreed by the Bank, any Receivables received by the Customer shall be held in trust for the Bank and paid over to the Bank forthwith upon receipt;

(i)

not to assign, charge, factor, encumber, transfer or otherwise dispose of or deal with any part of the Receivables or any interest therein or waive or amend any rights therein (otherwise than by demanding, collecting and receiving the same) except as directed by or with the consent of the Bank in writing; and

(j)	not to take or omit to take any action which might prejudice the Arrangement or the effectiveness of this Assignment.

4.02

Where there are two or more persons comprised in the expression “the Customer”, the above undertakings and all other obligations hereunder of each person shall be joint and several and any reference herein to the Customer shall (except as otherwise specified) be construed as one or more or all of such persons (as the context may require).

4.03

Notwithstanding anything herein contained to the contrary, the Customer shall remain liable under the Arrangement to perform all the obligations assumed by it thereunder and the Bank shall not be under any obligation or liability thereunder by reason of this Assignment or anything arising therefrom.

5.	Enforcement of Security

5.01

If (a) the Customer has failed to pay any of the Secured Monies when due or (b) the Customer is in default under any of the terms of this Assignment or (c) the Customer is unable or admits to being unable to pay the debts of the Customer as they become due or is subject to any proceedings in or analogous to insolvency, bankruptcy or liquidation or (d) legal process is applied for, levied or enforced against any Receivables or any other assets of the Customer, the Bank shall be entitled to enforce this Assignment and may, without demand, notice, legal process or any other action with respect to the Customer, retain or apply the whole or any part of the Receivables received by it for its own benefit in or towards settlement of the Secured Monies at any time and in any way it deems expedient, free from any restrictions and claims and the Bank shall not be liable for any loss arising out of such retention or application. In such case, the obligations of the Customer in relation to the Secured Monies shall be deemed paid and extinguished to the extent settled.

ASSIGNMENT OF RECEIVABLES - SPECIFIC ARRANGEMENT	Page 2/9

5.02

The Bank may, at any time and without notice to the Customer, combine or consolidate any other accounts of the Customer and set off or transfer any monies standing to the credit of such account in or towards satisfaction of the Secured Monies. Where any such combination, consolidation, set off or transfer requires the conversion of one currency into another, such conversion shall be calculated at the Exchange Rate.

6.	Power of Attorney; Further Assurance

6.01

The Customer hereby irrevocably and by way of security appoints the Bank (with full power of substitution) to be its true and lawful attorney and in its name and on its behalf to execute, sign and do all deeds, instruments, acts and things whatsoever which may be required and which the Bank shall think fit for carrying out any obligation imposed on the Customer hereunder (including without limitation the giving of notices of assignment hereunder) or for giving to the Bank the full benefit of this Assignment and of the rights and powers hereby granted. The Customer shall ratify and confirm all things done by the Bank as its attorney in the exercise or purported exercise of its powers hereunder.

6.02

At the request of the Bank, the Customer shall execute such documents and perform such acts as the Bank may consider expedient in connection with the exercise of its powers and rights under this Assignment.

7.	Receivership

7.01	Appointment of Receiver

On or at any time after the Bank becomes entitled to enforce this Assignment pursuant to clause 5.01 or otherwise, or if the Customer so requests the Bank in writing, the Bank may, without demand or further notice, legal process or any other action with respect to the Customer appoint under seal or in writing under its hand any one or more persons to be a receiver (the “Receiver”) under this Assignment of all or any part of the Receivables (including any and all books and records of the Customer relating thereto) and may from time to time fix his remuneration (which shall be of such amount as may be agreed from time to time between the Bank and such Receiver) and may remove any Receiver so appointed and/or appoint another in his place or in place of any Receiver whose appointment may for any reason have terminated.

7.02	Receiver as Agent of the Customer

Each Receiver shall be the agent of the Customer, and the Customer shall be solely responsible for his acts or defaults and for his remuneration.

7.03	Rights of the Receiver

Each Receiver shall have all the rights conferred on any mortgagee and/or receiver under the Conveyancing and Property Ordinance (Cap. 219), as if references therein to the “mortgaged land” were references to the assets over which such Receiver has been appointed hereunder, as well as the following rights:

(a)

to collect and get in all or any of the Receivables, to demand and recover all the income arising from the Receivables, in the name of either the Customer or the Bank, and to give effectual receipts for them, and to take, defend or abandon any proceedings affecting all or any of the Receivables in the name of the Customer or otherwise as may seem expedient;

(b)

to carry on or authorise or concur in carrying on the business of the Customer relating to all or any part of the Receivables and to manage, conduct, reconstruct, amalgamate or diversify such business without being responsible for loss or damage;

(c)

to raise or borrow money from or incur any other liability to the Bank or others on such terms with or without security as such Receiver may think fit and so that any such security may be ranking in priority to this security, provided that a Receiver shall not exercise this right without first obtaining the prior written consent of the Bank;

(d)

to sell by public auction, public tender, private tender or private contract (or a combination of such methods), or otherwise dispose of or deal with all or any part of the Receivables in such manner, for such consideration and generally on such terms and conditions as such Receiver may think fit, with full power to convey or otherwise transfer such Receivables in the name of the Customer or otherwise. Any such consideration may be cash, debentures or other obligations, shares, stock or other consideration and may be payable immediately or by instalments spread over such period or periods as he shall think fit and so that any consideration received or receivable shall immediately be and become charged with the payment and discharge of the Secured Monies;

(e)

to make any arrangement, settlement or compromise or enter into or complete, cancel, abandon or disregard any contracts in respect of all or any part of the Receivables which such Receiver shall think expedient in the interests of the Bank;

ASSIGNMENT OF RECEIVABLES - SPECIFIC ARRANGEMENT	Page 3/9

(f)

to appoint and remunerate any person for any of the purposes of this Assignment and/or to guard or protect the Receivables for such periods as such Receiver may determine and to dismiss the same or any other person appointed by the Customer;

(g)	to do anything which such Receiver shall think necessary or expedient to preserve, protect, maintain or manage the Receivables; and

(h)

to sign any document, execute any deed (with authorisation to use the common seal of the Customer for such purposes) and generally, on behalf and at the cost of the Customer (notwithstanding liquidation of the Customer or any similar event), to do or omit to do anything incidental to the matters referred to in this Clause 7.03 or to the realisation of this security or which the Customer could do or omit to do in relation to the Receivables and to use the name of the Customer for all the above purposes.

7.04	More Than One Receiver

If more than one person is appointed as a Receiver under this Assignment, such persons shall throughout the duration of their office (unless the documents appointing them state otherwise) be entitled to exercise all or any of the powers conferred on a Receiver under this Assignment individually.

8.	Customer’s Accounts

The Bank may, at any time, continue any existing account and open any new account in the name of the Customer and no subsequent transactions, receipts or payments involving such new accounts shall affect the liability of the Customer hereunder.

9.	Payments

9.01

No payment to the Bank, pursuant to the enforcement of this Assignment or pursuant to any judgment, court order or otherwise in respect of this Assignment, shall discharge the obligation of the Customer in respect of which it was made unless and until payment in full has been received in the currency in which the relevant liability for the Secured Monies is payable. If payment is made in any other currency, then the Customer shall remain liable for any shortfall that remains after conversion of the currency of the payment into the currency of the relevant liability, such conversion to be at the Exchange Rate.

9.02

Any monies received by the Bank in respect of the Secured Monies may be applied in or towards satisfaction of the same or placed to the credit of such account as the Bank may determine with a view to preserving its rights to claim or provide for the whole of the Secured Monies against any person liable.

9.03

If any monies received by the Bank in respect of the Secured Monies are required to be repaid by virtue of any law relating to insolvency, bankruptcy or liquidation or for any other reason, the Bank shall be entitled to enforce this Assignment as if such monies had not been paid.

10.	No Waiver

No act or omission by the Bank pursuant to this Assignment shall affect its rights, powers and remedies hereunder or any further or other exercise of such rights, powers or remedies.

11.	Transfer

The Customer may not assign or transfer any of its rights or obligations hereunder. The Bank may assign any of its rights hereunder to a person in whose favour it has made an assignment of all or any of the Banking Facilities and/or the Secured Monies.

12.	Communication

Any notice, demand or other communication under this Assignment shall be in writing addressed to the Customer at the last address registered with the Bank and addressed to the Bank at its office specified in Schedule 1, or such other address as the Bank may notify to the Customer for this purpose and may be delivered personally, by leaving it at such address, by post, facsimile transmission or telex and shall be deemed to have been delivered to the Customer at the time of personal delivery or on leaving it at such address or on the second day following the day of posting or on the day of despatch, if sent by facsimile transmission or telex, and to the Bank on the day of actual receipt.

ASSIGNMENT OF RECEIVABLES - SPECIFIC ARRANGEMENT	Page 4/9

13.	Severability

Each of the provisions of this Assignment is severable and distinct from the others and, if one or more of such provisions is or becomes illegal, invalid or unenforceable, the remaining provisions shall not be affected in any way.

14.	Governing Law and Jurisdiction

14.01	This Assignment is governed by and shall be construed in accordance with the laws of the Hong Kong Special Administrative Region (Hong Kong).

14.02	The Assignment submits to the non-exclusive jurisdiction of the Hong Kong courts but this Assignment may be enforced in the courts of any competent jurisdiction.

14.03	No person other than the Bank and the Customer will have any right under the Contracts (Rights of Third Parties) Ordinance to enforce or enjoy the benefit of any of the provisions of this Assignment.

15.	Process Agent

If a Process Agent is specified in Schedule 1, service of any legal process on the Process Agent shall constitute service on the Customer.

16.	Governing Version

The English version of this Assignment is the governing version and shall prevail whenever there is any discrepancy between the English version and the Chinese version.

IN WITNESS WHEREOF this Assignment has been entered into and delivered by the Customer as a deed on

Schedule 1

Details of Customer

Name ECMOHO (HONG KONG) LIMITED	Address SHANG HAI SHI XU HUI QU TIAN YUE QIAO LU 1000 HAO 3 LOU XU HUI YUAN SHANG WU LOU CHINA

Name	Address

Details of Process Agent

Name	Address , the Hong Kong Special Administrative Region

Address of Bank’s Office (for the purpose of Clause 12 only)
1 Queen’s Road Central, Hong Kong, the Hong Kong Special Administrative Region
Details of Counterparty
Name	Address
TINY DREAMS GROUP INCORPORATION

Arrangement between Customer and Counterparty dated	relating to

ASSIGNMENT OF RECEIVABLES - SPECIFIC ARRANGEMENT	Page 5/9

Schedule 2
NOTICE OF ASSIGNMENT – Specific Arrangement
To:
(Counterparty)
Assignment of Receivables dated (“Assignment”)
(“Arrangement”)
We hereby give you notice that, by the Assignment, all monies receivable or to be received by us from you under the Arrangement and all other rights, title, interest and benefit to and in the same (the “receivables”) have been assigned to The Hongkong and Shanghai Banking Corporation Limited (the “Bank”).
By reason of the Assignment, you are required to pay to the Bank or as it may direct all monies due and to become due and payable to us into our account number with the Bank or such other accounts as the Bank shall direct or to such person in such manner as the Bank shall direct.
Please note the authority and instructions herein contained cannot be revoked or varied by us without the prior written consent of the Bank. Please acknowledge receipt of this notice by signing and returning to the Bank the attached copy of this notice. By signing the attached copy of this notice, you also confirm that you have not received notice of the interest of any third party over the receivables. Dated this day of
Signature of Customer
To: The Hongkong and Shanghai Banking Corporation Limited
1 Queen’s Road Central, Hong Kong, the Hong Kong Special Administrative Region
Signature of Counterparty (Acknowledged) Name of Counterparty (in Block Letters)
Date

ASSIGNMENT OF RECEIVABLES - SPECIFIC ARRANGEMENT	Page 6/9

Execution by Limited Company

A. Executed under the Seal of the Customer in the presence of the following Director(s) and/or Secretary:

Signature of Director/Secretary	Signature of Director/Secretary

Full Name (in Block Letters)	Full Name (in Block Letters)
Address	Address
Identification Document Type and Number	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated	Duly Authorised by a Board Resolution Dated

Witnessed by:

Signature of Witness	Signature of Witness

Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

Signature of Director/Secretary	Signature of Director/Secretary

Full Name (in Block Letters)	Full Name (in Block Letters)
Address	Address
Identification Document Type and Number	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated	Duly Authorised by a Board Resolution Dated

Witnessed by:

Signature of Witness	Signature of Witness

Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

ASSIGNMENT OF RECEIVABLES - SPECIFIC ARRANGEMENT	Page 7/9

B. Executed as a deed and signed by the following Director(s) and, if applicable, Secretary on behalf of the Customer:

Signature of Director/Secretary	Signature of Director/Secretary
/s/ Zeng Qingchun
Full Name (in Block Letters) ZENG QINGCHUN	Full Name (in Block Letters)
Address	Address
SHANG HAI SHI XU HUI QU TIAN YUE QIAO LU 1000 HAO 3 LOU XU HUI YUAN SHANG WU LOU CHINA
Identification Document Type and Number	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated	Duly Authorised by a Board Resolution Dated

Witnessed by:

Signature of Witness	Signature of Witness
Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

Signature of Director/Secretary	Signature of Director/Secretary
Full Name (in Block Letters)	Full Name (in Block Letters)
Address	Address
Identification Document Type and Number	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated	Duly Authorised by a Board Resolution Dated

Witnessed by:

Signature of Witness	Signature of Witness
Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

ASSIGNMENT OF RECEIVABLES - SPECIFIC ARRANGEMENT	Page 8/9

Execution by Individual

Signed, Sealed and Delivered by the Customer:

Signature of Depositor

Witnessed by:

Signature of Witness	Name
Office
Identification Document Type and Number

Signed, Sealed and Delivered by the Customer:

Signature of Depositor

Witnessed by:

Signature of Witness	Name
Office
Identification Document Type and Number

ASSIGNMENT OF RECEIVABLES - SPECIFIC ARRANGEMENT	Page 9/9

NOTICE OF ASSIGNMENT – Specific Arrangement

To:
(Counterparty)

Assignment of Receivables dated	(“Assignment”)

(“Arrangement”)

We hereby give you notice that, by the Assignment, all monies receivable or to be received by us from you under the Arrangement and all other rights, title, interest and benefit to and in the same (the “receivables”) have been assigned to The Hongkong and Shanghai Banking Corporation Limited (the “Bank”).

By reason of the Assignment, you are required to pay to the Bank or as it may direct all monies due and to become due and payable to us into our

account number	with the Bank or such other accounts as the Bank shall direct or to such person in such manner as the Bank shall direct.

Please note the authority and instructions herein contained cannot be revoked or varied by us without the prior written consent of the Bank. Please acknowledge receipt of this notice by signing and returning to the Bank the attached copy of this notice. By signing the attached copy of this notice, you also confirm that you have not received notice of the interest of any third party over the receivables.

Dated this	day of

Signature of Customer /s/ Zeng Qingchun

To:	The Hongkong and Shanghai Banking Corporation Limited

1 Queen’s Road Central, Hong Kong, the Hong Kong Special Administrative Region

Signature of Counterparty (Acknowledged)	Name of Counterparty (in Block Letters)
Date

Member HSBC Group

BOARD RESOLUTION

Extract from the Minutes of a Meeting of the Board of Directors of ECMOHO (HONG KONG) LIMITED (the “Company”)
held at (time)	on (date)
at (place) SHANG HAI SHI XU HUI QU TIAN YUE QIAO LU 1000 HAO 3 LOU XU HUI YUAN SHANG WU LOU CHINA

1.

The Chairman reported that arrangements were proposed with The Hongkong and Shanghai Banking Corporation Limited (the “Bank”) whereby the Company would be granted banking facility(ies) on the terms set out in a facility letter from the Bank to the Company dated 20 May 2019 which was tabled at the Meeting.

2.	It was a term of the arrangements that the Company would provide security by way of an Assignment of Receivables – Specific Arrangement (the “Security”) in the form tabled at the Meeting.

3.

The Directors then reported the manner in which they were interested in the proposed arrangements, transactions and contracts. The Secretary reported that under the Articles of Association of the Company, the Directors present were empowered to implement the proposed arrangements.

4.

The Board then reviewed the financial position of the Company. Taking into account that the grant of facilities will finance the trading activities of the Company, the Board was unanimously of the opinion that the taking of facilities and the granting of the Security would be in the commercial interests of the Company.

5.

IT WAS RESOLVED that the proposed arrangements, the terms and conditions of the Security, the transactions contemplated thereunder and the exercise by the Company of its rights and performance by the Company of its obligations thereunder be and are hereby approved.

6.

(IT WAS FURTHER RESOLVED that the Security be created in favour of the Bank and that ZENG QINGCHUN be authorised to sign the Security on behalf of the Company and having the Security expressed to be executed by the Company as a deed and that the same be forthwith delivered to the Bank.

7.

IT WAS FURTHER RESOLVED that the execution of the Security by the authorised signatory named above shall be conclusive evidence of such person’s approval (on behalf of the Company) of any amendments which may have been made thereto.

8.

IT WAS FURTHER RESOLVED that the authorised signatory named above shall be authorised to execute and, where necessary, affix the Common Seal of the Company to any further document and/or do such further acts for and on behalf of the Company as required by or in connection with the Security and/or in connection with the transactions contemplated thereunder.

9.

IT WAS FURTHER RESOLVED that any actions taken by any Director of the Company or the authorised signatory named above in respect of the transactions considered under these resolutions before the date hereof be approved, ratified and confirmed in all respects.

10.	IT WAS FURTHER RESOLVED that the Chairman be authorised to provide the Bank with a certified copy of these Board minutes and/or resolutions.

IT IS HEREBY CERTIFIED that the above is a true extract from the Minutes of the Meeting of the Board of Directors of the Company and that the resolution set forth above was duly passed in accordance with and complies with the Articles of Association or the constitutional documents of the Company and that such resolution will not infringe any restrictions affecting the Company or the Board.

Date:

Chairman of the Meeting/Director

/s/ Zeng Qingchun
Signature	Name: ZENG QINGCHUN

BOARD RESOLUTION	Page 2 of 2

Dated

TO

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

ASSIGNMENT OF RECEIVABLES

- SPECIFIC ARRANGEMENT

Member HSBC Group

To: The Hongkong and Shanghai Banking Corporation Limited

The Hong Kong Special Administrative Region

ASSIGNMENT OF RECEIVABLES - SPECIFIC ARRANGEMENT

1.	Definitions

“Arrangement” means the arrangement(s), agreement(s) and/or contract(s) specified in Schedule 1 between the Customer and the Counterparty;

“Bank” means The Hongkong and Shanghai Banking Corporation Limited at any of its offices or branches and its successors and assigns;

“Banking Facilities” means such facilities as the Bank may make or continue to make available to the Customer or to any other person at the request of the Customer;

“Counterparty” means the person(s) whose name(s) and address(es) are specified in Schedule 1;

“Customer” means the person whose name and address are specified in Schedule 1;

“Exchange Rate” means the rate for converting one currency into another currency which the Bank determines to be prevailing in the relevant foreign exchange market at the relevant time such determination to be conclusive and binding on the Customer;

“person” includes an individual, firm, company, corporation and an unincorporated body of persons;

“Process Agent” means the person, if any, whose name and Hong Kong address are specified in Schedule 1;

“Receipt Account” means the Customer’s account with the Bank (or such other accounts as the Bank shall from time to time direct) into which all Receivables shall be paid pursuant to Clause 4.01(c);

“Receivables” means all monies now and from time to time due to be paid or owing to the Customer under the Arrangement and the full benefit of all guarantees, encumbrance, rights of set-off, security reservation of proprietary rights, rights of tracing and liens, and all rights, claims and remedies in respect of such monies and in enforcing the Arrangement; and

“Secured Monies” means (i) all monies and liabilities in any currency owing by the Customer (and, if the Customer is not a partnership but consists of two or more persons at least one of whom is an individual, all of such persons jointly) to the Bank at any time, whether separately or jointly with any other person, actually or contingently, whether presently or in future in any capacity including as principal or as surety; (ii) interest on such monies (both before and after any demand or judgment), to the date on which the Bank receives payment, at the rates payable by the Customer or which would have been payable but for any circumstance which restricts payment, and (iii) all expenses of the Bank in perfecting or enforcing this Assignment on a full indemnity basis.

2.	Assignment

2.01

In consideration of the Banking Facilities, the Customer, as beneficial owner and by way of security for the payment of the Secured Monies, hereby assigns, and agrees to assign, to the Bank the Receivables until all the Secured Monies have been paid or discharged.

2.02	A certificate of balance signed by any duly authorised officer of the Bank shall be conclusive evidence against the Customer of the amount of the Secured Monies owing at any time.

2.03

The Bank shall be entitled to retain this Assignment for as long as the Secured Monies remain outstanding, or after repayment of the Secured Monies for such further period as the Bank may certify to the Customer to be appropriate in order to protect the interests of the Bank in respect of the Secured Monies.

2.04

If the Customer creates or purports to create any security (whether fixed or floating) over the Receivables (or any part thereof) or if a person levies or attempts to levy any form of process against the Receivables (or any part thereof), the security created by this Assignment, to the extent that it may be a floating charge, shall automatically and without notice operate as a fixed charge instantly such event occurs.

Page 1/10	Member HSBC Group

3.	Continuing and Additional Security

This Assignment is a continuing security and is in addition to, shall not be affected by and may be enforced despite the existence of any other security held by the Bank. Any restriction on the right of consolidating securities shall not apply to this Assignment.

4.	Undertakings

4.01	The Customer undertakes:

(a)	that the Receivables are and shall be in the sole beneficial ownership of the Customer, free from encumbrances and claims except pursuant to this Assignment;

(b)

to perform its obligations under the Arrangement in a prompt and diligent manner, to take all necessary steps which are reasonable and prudent to procure the due performance by the Counterparty of its obligations under the Arrangement, to notify the Bank of any default by the Customer and/or the Counterparty under the Arrangement and to institute and maintain all such proceedings as may be necessary or expedient to enforce the Arrangement or preserve or protect the interests of the Customer under the Arrangement;

(c)

to get in and realise the Receivables in the ordinary course of its business and, until notice is given by the Bank under Clause 4.01 (h), promptly pay into the Receipt Account all proceeds of the getting in and realisation and all moneys which it may receive in respect of the Receivables forthwith on receipt (except to the extent that the Bank may agree otherwise in writing) and, pending such payment, to hold such proceeds and moneys on trust for the Bank;

(d)

if so required by the Bank, execute a charge over the Receipt Account (in such form satisfactory in all respects to the Bank) and charge by way of first fixed charge to the Bank all the Customer’s rights, title, interest and benefit of and in all monies standing to the credit of the Receipt Account and all interest from time to time payable thereon and all right, title and interest of the Customer, present and future, thereto and therein;

(e)

not to withdraw, assign, charge, encumber, transfer or otherwise dispose of or deal with any part of the monies standing to the credit of the Receipt Account or any interest therein, unless and to the extent that the Bank shall agree thereto in writing;

(f)

to deliver to the Bank originals and/or copies of such documents relating to the Arrangement and/or produce reports to the Bank on the Arrangement containing such particulars and at such intervals, in each case, as the Bank may require;

(g)

at any time at the request of the Bank, to give notice of this Assignment to any person in the form set out in Schedule 2 (or in such other forms as the Bank shall from time to time require), provided always that nothing herein shall restrict the Bank from giving notice of this Assignment (and the Bank is hereby authorised to give such notice) to the Counterparty as it may deem appropriate in such form as it thinks fit, whether in the name of the Bank or (pursuant to the powers conferred under Clause 6.01) as attorney for and on behalf of the Customer;

(h)

upon receipt of a notice from the Bank to that effect, to pay to the Bank, or procure that the Bank is directly paid, all Receivables, and that, unless otherwise agreed by the Bank, any Receivables received by the Customer shall be held in trust for the Bank and paid over to the Bank forthwith upon receipt;

(i)

not to assign, charge, factor, encumber, transfer or otherwise dispose of or deal with any part of the Receivables or any interest therein or waive or amend any rights therein (otherwise than by demanding, collecting and receiving the same) except as directed by or with the consent of the Bank in writing; and

(j)	not to take or omit to take any action which might prejudice the Arrangement or the effectiveness of this Assignment.

4.02

Where there are two or more persons comprised in the expression “the Customer”, the above undertakings and all other obligations hereunder of each person shall be joint and several and any reference herein to the Customer shall (except as otherwise specified) be construed as one or more or all of such persons (as the context may require).

4.03

Notwithstanding anything herein contained to the contrary, the Customer shall remain liable under the Arrangement to perform all the obligations assumed by it thereunder and the Bank shall not be under any obligation or liability thereunder by reason of this Assignment or anything arising therefrom.

ASSIGNMENT OF RECEIVABLES - SPECIFIC ARRANGEMENT	Page 2/10

5.	Enforcement of Security

5.01

If (a) the Customer has failed to pay any of the Secured Monies when due or (b) the Customer is in default under any of the terms of this Assignment or (c) the Customer is unable or admits to being unable to pay the debts of the Customer as they become due or is subject to any proceedings in or analogous to insolvency, bankruptcy or liquidation or (d) legal process is applied for, levied or enforced against any Receivables or any other assets of the Customer, the Bank shall be entitled to enforce this Assignment and may, without demand, notice, legal process or any other action with respect to the Customer, retain or apply the whole or any part of the Receivables received by it for its own benefit in or towards settlement of the Secured Monies at any time and in any way it deems expedient, free from any restrictions and claims and the Bank shall not be liable for any loss arising out of such retention or application. In such case, the obligations of the Customer in relation to the Secured Monies shall be deemed paid and extinguished to the extent settled.

5.02

The Bank may, at any time and without notice to the Customer, combine or consolidate any other accounts of the Customer and set off or transfer any monies standing to the credit of such account in or towards satisfaction of the Secured Monies. Where any such combination, consolidation, set off or transfer requires the conversion of one currency into another, such conversion shall be calculated at the Exchange Rate.

6.	Power of Attorney; Further Assurance

6.01

The Customer hereby irrevocably and by way of security appoints the Bank (with full power of substitution) to be its true and lawful attorney and in its name and on its behalf to execute, sign and do all deeds, instruments, acts and things whatsoever which may be required and which the Bank shall think fit for carrying out any obligation imposed on the Customer hereunder (including without limitation the giving of notices of assignment hereunder) or for giving to the Bank the full benefit of this Assignment and of the rights and powers hereby granted. The Customer shall ratify and confirm all things done by the Bank as its attorney in the exercise or purported exercise of its powers hereunder.

6.02

At the request of the Bank, the Customer shall execute such documents and perform such acts as the Bank may consider expedient in connection with the exercise of its powers and rights under this Assignment.

7.	Receivership

7.01	Appointment of Receiver

On or at any time after the Bank becomes entitled to enforce this Assignment pursuant to clause 5.01 or otherwise, or if the Customer so requests the Bank in writing, the Bank may, without demand or further notice, legal process or any other action with respect to the Customer appoint under seal or in writing under its hand any one or more persons to be a receiver (the “Receiver”) under this Assignment of all or any part of the Receivables (including any and all books and records of the Customer relating thereto) and may from time to time fix his remuneration (which shall be of such amount as may be agreed from time to time between the Bank and such Receiver) and may remove any Receiver so appointed and/or appoint another in his place or in place of any Receiver whose appointment may for any reason have terminated.

7.02	Receiver as Agent of the Customer

Each Receiver shall be the agent of the Customer, and the Customer shall be solely responsible for his acts or defaults and for his remuneration.

7.03	Rights of the Receiver

Each Receiver shall have all the rights conferred on any mortgagee and/or receiver under the Conveyancing and Property Ordinance (Cap. 219), as if references therein to the “mortgaged land” were references to the assets over which such Receiver has been appointed hereunder, as well as the following rights:

(a)

to collect and get in all or any of the Receivables, to demand and recover all the income arising from the Receivables, in the name of either the Customer or the Bank, and to give effectual receipts for them, and to take, defend or abandon any proceedings affecting all or any of the Receivables in the name of the Customer or otherwise as may seem expedient;

(b)

to carry on or authorise or concur in carrying on the business of the Customer relating to all or any part of the Receivables and to manage, conduct, reconstruct, amalgamate or diversify such business without being responsible for loss or damage;

ASSIGNMENT OF RECEIVABLES - SPECIFIC ARRANGEMENT	Page 3/10

(c)

to raise or borrow money from or incur any other liability to the Bank or others on such terms with or without security as such Receiver may think fit and so that any such security may be ranking in priority to this security, provided that a Receiver shall not exercise this right without first obtaining the prior written consent of the Bank;

(d)

to sell by public auction, public tender, private tender or private contract (or a combination of such methods), or otherwise dispose of or deal with all or any part of the Receivables in such manner, for such consideration and generally on such terms and conditions as such Receiver may think fit, with full power to convey or otherwise transfer such Receivables in the name of the Customer or otherwise. Any such consideration may be cash, debentures or other obligations, shares, stock or other consideration and may be payable immediately or by instalments spread over such period or periods as he shall think fit and so that any consideration received or receivable shall immediately be and become charged with the payment and discharge of the Secured Monies;

(e)

to make any arrangement, settlement or compromise or enter into or complete, cancel, abandon or disregard any contracts in respect of all or any part of the Receivables which such Receiver shall think expedient in the interests of the Bank;

(f)

to appoint and remunerate any person for any of the purposes of this Assignment and/or to guard or protect the Receivables for such periods as such Receiver may determine and to dismiss the same or any other person appointed by the Customer;

(g)	to do anything which such Receiver shall think necessary or expedient to preserve, protect, maintain or manage the Receivables; and

(h)

to sign any document, execute any deed (with authorisation to use the common seal of the Customer for such purposes) and generally, on behalf and at the cost of the Customer (notwithstanding liquidation of the Customer or any similar event), to do or omit to do anything incidental to the matters referred to in this Clause 7.03 or to the realisation of this security or which the Customer could do or omit to do in relation to the Receivables and to use the name of the Customer for all the above purposes.

7.04	More Than One Receiver

If more than one person is appointed as a Receiver under this Assignment, such persons shall throughout the duration of their office (unless the documents appointing them state otherwise) be entitled to exercise all or any of the powers conferred on a Receiver under this Assignment individually.

8.	Customer’s Accounts

The Bank may, at any time, continue any existing account and open any new account in the name of the Customer and no subsequent transactions, receipts or payments involving such new accounts shall affect the liability of the Customer hereunder.

9.	Payments

9.01

No payment to the Bank, pursuant to the enforcement of this Assignment or pursuant to any judgment, court order or otherwise in respect of this Assignment, shall discharge the obligation of the Customer in respect of which it was made unless and until payment in full has been received in the currency in which the relevant liability for the Secured Monies is payable. If payment is made in any other currency, then the Customer shall remain liable for any shortfall that remains after conversion of the currency of the payment into the currency of the relevant liability, such conversion to be at the Exchange Rate.

9.02

Any monies received by the Bank in respect of the Secured Monies may be applied in or towards satisfaction of the same or placed to the credit of such account as the Bank may determine with a view to preserving its rights to claim or provide for the whole of the Secured Monies against any person liable.

9.03

If any monies received by the Bank in respect of the Secured Monies are required to be repaid by virtue of any law relating to insolvency, bankruptcy or liquidation or for any other reason, the Bank shall be entitled to enforce this Assignment as if such monies had not been paid.

ASSIGNMENT OF RECEIVABLES - SPECIFIC ARRANGEMENT	Page 4/10

10.	No Waiver

No act or omission by the Bank pursuant to this Assignment shall affect its rights, powers and remedies hereunder or any further or other exercise of such rights, powers or remedies.

11.	Transfer

The Customer may not assign or transfer any of its rights or obligations hereunder. The Bank may assign any of its rights hereunder to a person in whose favour it has made an assignment of all or any of the Banking Facilities and/or the Secured Monies.

12.	Communication

Any notice, demand or other communication under this Assignment shall be in writing addressed to the Customer at the last address registered with the Bank and addressed to the Bank at its office specified in Schedule 1, or such other address as the Bank may notify to the Customer for this purpose and may be delivered personally, by leaving it at such address, by post, facsimile transmission or telex and shall be deemed to have been delivered to the Customer at the time of personal delivery or on leaving it at such address or on the second day following the day of posting or on the day of despatch, if sent by facsimile transmission or telex, and to the Bank on the day of actual receipt.

13.	Severability

Each of the provisions of this Assignment is severable and distinct from the others and, if one or more of such provisions is or becomes illegal, invalid or unenforceable, the remaining provisions shall not be affected in any way.

14.	Governing Law and Jurisdiction

14.01	This Assignment is governed by and shall be construed in accordance with the laws of the Hong Kong Special Administrative Region (Hong Kong).

14.02	The Assignment submits to the non-exclusive jurisdiction of the Hong Kong courts but this Assignment may be enforced in the courts of any competent jurisdiction.

14.03	No person other than the Bank and the Customer will have any right under the Contracts (Rights of Third Parties) Ordinance to enforce or enjoy the benefit of any of the provisions of this Assignment.

15.	Process Agent

If a Process Agent is specified in Schedule 1, service of any legal process on the Process Agent shall constitute service on the Customer.

16.	Governing Version

The English version of this Assignment is the governing version and shall prevail whenever there is any discrepancy between the English version and the Chinese version.

ASSIGNMENT OF RECEIVABLES - SPECIFIC ARRANGEMENT	Page 5/10

IN WITNESS WHEREOF this Assignment has been entered into and delivered by the Customer as a deed on

Schedule 1

Details of Customer

Name ECMOHO (HONG KONG) LIMITED	Address SHANG HAI SHI XU HUI QU TIAN YUE QIAO LU 1000 HAO 3 LOU XU HUI YUAN SHANG WU LOU CHINA

Name	Address

Details of Process Agent
Name	Address

, the Hong Kong Special Administrative Region
Address of Bank’s Office (for the purpose of Clause 12 only)
1 Queen’s Road Central, Hong Kong, the Hong Kong Special Administrative Region
Details of Counterparty
Name HONG KONG TOPEASY TRADE COMPANY LIMITED	Address

Arrangement between Customer and Counterparty dated	relating to

ASSIGNMENT OF RECEIVABLES - SPECIFIC ARRANGEMENT	Page 6/10

Schedule 2
NOTICE OF ASSIGNMENT – Specific Arrangement
To: (Counterparty)
Assignment of Receivables dated (“Assignment”)
(“Arrangement”)
We hereby give you notice that, by the Assignment, all monies receivable or to be received by us from you under the Arrangement and all other rights, title, interest and benefit to and in the same (the “receivables”) have been assigned to The Hongkong and Shanghai Banking Corporation Limited (the “Bank”).
By reason of the Assignment, you are required to pay to the Bank or as it may direct all monies due and to become due and payable to us into our account number with the Bank or such other accounts as the Bank shall direct or to such person in such manner as the Bank shall direct.
Please note the authority and instructions herein contained cannot be revoked or varied by us without the prior written consent of the Bank. Please acknowledge receipt of this notice by signing and returning to the Bank the attached copy of this notice. By signing the attached copy of this notice, you also confirm that you have not received notice of the interest of any third party over the receivables. Dated this day of Signature of Customer To: The Hongkong and Shanghai Banking Corporation Limited
1 Queen’s Road Central, Hong Kong, the Hong Kong Special Administrative Region
Signature of Counterparty (Acknowledged) Name of Counterparty (in Block Letters) Date

ASSIGNMENT OF RECEIVABLES - SPECIFIC ARRANGEMENT	Page 7/10

Execution by Limited Company

A.	Executed under the Seal of the Customer in the presence of the following Director(s) and/or Secretary:

Signature of Director/Secretary	Signature of Director/Secretary
Full Name (in Block Letters)	Full Name (in Block Letters)
Address	Address
Identification Document Type and Number	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated	Duly Authorised by a Board Resolution Dated
Witnessed by:
Signature of Witness	Signature of Witness
Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

Signature of Director/Secretary	Signature of Director/Secretary
Full Name (in Block Letters)	Full Name (in Block Letters)
Address	Address
Identification Document Type and Number	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated	Duly Authorised by a Board Resolution Dated
Witnessed by:
Signature of Witness	Signature of Witness
Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

ASSIGNMENT OF RECEIVABLES - SPECIFIC ARRANGEMENT	Page 8/10

B. Executed as a deed and signed by the following Director(s) and, if applicable, Secretary on behalf of the Customer:

Signature of Director/Secretary	Signature of Director/Secretary

/s/ Zeng Qingchun
Full Name (in Block Letters) ZENG QINGCHUN	Full Name (in Block Letters)
Address	Address
Shang Hai Shi Xu Hui Qu Tian Yue Qiao Lu 1000 Hao 3 Lou Xu Hui Yuan Shang Wu Lou China
Identification Document Type and Number	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated	Duly Authorised by a Board Resolution Dated

Witnessed by:

Signature of Witness	Signature of Witness
Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

Signature of Director/Secretary	Signature of Director/Secretary
Full Name (in Block Letters)	Full Name (in Block Letters)
Address	Address
Identification Document Type and Number	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated	Duly Authorised by a Board Resolution Dated

Witnessed by:

Signature of Witness	Signature of Witness
Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

ASSIGNMENT OF RECEIVABLES - SPECIFIC ARRANGEMENT	Page 9/10

Execution by Individual

Signed, Sealed and Delivered by the Customer:

Signature of Depositor

Witnessed by:

Signature of Witness	Name
Office
Identification Document Type and Number

Signed, Sealed and Delivered by the Customer:

Signature of Depositor

Witnessed by:

Signature of Witness	Name
Office
Identification Document Type and Number

ASSIGNMENT OF RECEIVABLES - SPECIFIC ARRANGEMENT	Page 10/10

NOTICE OF ASSIGNMENT – Specific Arrangement

To:	(Counterparty)

Assignment of Receivable dated	(“Assignment”)

(“Arrangement”)

We hereby give you notice that, by the Assignment, all monies receivable or to be received by us from you under the Arrangement and all other rights, title, interest and benefit to and in the same (the “receivables”) have been assigned to The Hongkong and Shanghai Banking Corporation Limited (the “Bank”).

By reason of the Assignment, you are required to pay to the Bank or as it may direct all monies due and to become due and payable to us into our

account number	with the Bank or such other accounts as the Bank shall direct or to such person in such manner as the Bank shall direct.

Please note the authority and instructions herein contained cannot be revoked or varied by us without the prior written consent of the Bank.

Please acknowledge receipt of this notice by signing and returning to the Bank the attached copy of this notice. By signing the attached copy of this notice, you also confirm that you have not received notice of the interest of any third party over the receivables.

Dated this	day of

Signature of Customer

/s/ Zeng Qingchun

To: The Hongkong and Shanghai Banking Corporation Limited

1 Queen’s Road Central, Hong Kong, the Hong Kong Special Administrative Region

Signature of Counterparty (Acknowledged)	Name of Counterparty (in Block Letters)

Date

Member HSBC Group

BOARD RESOLUTION

Extract from the Minutes of a Meeting of the Board of Directors of ECMOHO (HONG KONG) LIMITED(the “Company”)
held at (time)	on (date)
at (place) SHANG HAI SHI XU HUI QU TIAN YUE QIAO LU 1000 HAO 3 LOU XU HUI YUAN SHANG WU LOU CHINA

1.

The Chairman reported that arrangements were proposed with The Hongkong and Shanghai Banking Corporation Limited (the “Bank”) whereby the Company would be granted banking facility(ies) on the terms set out in a facility letter from the Bank to the Company dated 20 May 2019 which was tabled at the Meeting.

2.	It was a term of the arrangements that the Company would provide security by way of an Assignment of Receivables – Specific Arrangement (the “Security”) in the form tabled at the Meeting.

3.

The Directors then reported the manner in which they were interested in the proposed arrangements, transactions and contracts. The Secretary reported that under the Articles of Association of the Company, the Directors present were empowered to implement the proposed arrangements.

4.

The Board then reviewed the financial position of the Company. Taking into account that the grant of facilities will finance the trading activities of the Company, the Board was unanimously of the opinion that the taking of facilities and the granting of the Security would be in the commercial interests of the Company.

5.

IT WAS RESOLVED that the proposed arrangements, the terms and conditions of the Security, the transactions contemplated thereunder and the exercise by the Company of its rights and performance by the Company of its obligations thereunder be and are hereby approved.

6.

IT WAS FURTHER RESOLVED that the Security be created in favour of the Bank and that ZENG QINGCHUN be authorised to sign the Security on behalf of the Company and having the Security expressed to be executed by the Company as a deed and that the same be forthwith delivered to the Bank.

7.

IT WAS FURTHER RESOLVED that the execution of the Security by the authorised signatory named above shall be conclusive evidence of such person’s approval (on behalf of the Company) of any amendments which may have been made thereto.

8.

IT WAS FURTHER RESOLVED that the authorised signatory named above shall be authorised to execute and, where necessary, affix the Common Seal of the Company to any further document and/or do such further acts for and on behalf of the Company as required by or in connection with the Security and/or in connection with the transactions contemplated thereunder.

9.

IT WAS FURTHER RESOLVED that any actions taken by any Director of the Company or the authorised signatory named above in respect of the transactions considered under these resolutions before the date hereof be approved, ratified and confirmed in all respects.

10.	IT WAS FURTHER RESOLVED that the Chairman be authorised to provide the Bank with a certified copy of these Board minutes and/or resolutions.

IT IS HEREBY CERTIFIED that the above is a true extract from the Minutes of the Meeting of the Board of Directors of the Company and that the resolution set forth above was duly passed in accordance with and complies with the Articles of Association or the constitutional documents of the Company and that such resolution will not infringe any restrictions affecting the Company or the Board.

Date:

Chairman of the Meeting/Director

/s/ Zeng Qingchun
Signature	Name: ZENG QINGCHUN

BOARD RESOLUTION	Page 2 of 2

To:	The Hongkong and Shanghai Banking Corporation Limited

The Hong Kong Special Administrative Region

GUARANTEE (Limited Amount)

1.	Definitions

“Bank” means The Hongkong and Shanghai Banking Corporation Limited or any person who is entitled at any future date to exercise all or any of the Bank’s rights under this Guarantee;

“Banking Facilities” means such facilities as the Bank may make or continue to make available to the Customer or to any other person at the request of the Customer at any branch or office of the Bank and whether now or in the future;

“Customer” means all or any one or more persons whose names and addresses are specified in the Schedule;

“Default Interest” means interest at such rate as the Bank specifies in its Tariff Book from time to time, compounded monthly if not paid on the dates specified by the Bank;

“Exchange Rate” means the rate for converting one currency into another currency which the Bank determines to be prevailing in the relevant foreign exchange market at the relevant time, such determination to be conclusive and binding on the Guarantor;

“Guaranteed Monies” means (i) all monies, obligations and liabilities in any currency whenever and however due, owing or incurred, whether with or without the Guarantor’s knowledge or consent and due, owing or incurred by the Customer to the Bank at any branch or office at any time, whether separately or jointly with any other person, actually or contingently whether presently or in future in any capacity including as principal or as surety; (ii) interest (both before and after any demand or judgment), to the date on which the Bank receives payment, at the rates payable by the Customer or which would have been payable but for any circumstance which restricts or prohibits payment; (iii) any amount due under the indemnity in Clauses 9 and 16.03 below; and (iv) all costs, expenses and fees incurred or charged by the Bank in enforcing this Guarantee on a full indemnity basis;

“Guarantor” means all or any persons whose names and addresses are specified in the Schedule together with their executors, administrators, successors and assigns;

“Maximum Liability” means (i) the Specified Sum; (ii) Default Interest on that sum; and (iii) expenses of the Bank in enforcing this Guarantee on a full indemnity basis; where a liability for Guaranteed Monies is incurred in a currency different from the currency in which the Maximum Liability is stated and the equivalent of that liability in the currency in which the Maximum Liability is stated, calculated at the Exchange Rate, has increased since it was incurred, that increase shall be added to the Maximum Liability;

“person” includes an individual, firm, company, corporation and an unincorporated body of persons;

“Process Agent” means the person, if any, whose name and Hong Kong address are specified in the Schedule;

“Specified Sum” means the sum specified as such in the Schedule; and

“Tariff Book” means the Bank’s tariff book which is available upon request or accessible at https://www.business.hsbc.com.hk/en-gb/resource-centre/commercial-tariffs or such other source as may replace that webpage.

2.	Interpretation

2.01

Where there are two or more persons comprised in the expression “the Customer” the Guaranteed Monies shall include all monies and liabilities due owing or incurred to the Bank by such persons whether solely or jointly with one or more of the others or any other person(s) and the expression “the Customer” will be construed accordingly.

2.02

Where the persons comprised in the expression “the Customer” are carrying on business in partnership under a firm name or are trustees of a trust the Guaranteed Monies (notwithstanding any change in the composition of that partnership) shall include the monies and liabilities which shall at any time be due owing or incurred to the Bank by the person(s) from time to time carrying on the partnership business under that name or under any name in succession thereto and includes those due from all persons from time to time being trustees of that trust and the expression “the Customer” shall be construed accordingly.

2.03	Where there are two or more persons comprised in the expression “the Guarantor” the obligations of each such person as Guarantor under this Guarantee shall be joint and several.

3.	Guarantee

3.01	In consideration of the Banking Facilities, the Guarantor guarantees to pay the Guaranteed Monies to the Bank on demand.

3.02	The liability of the Guarantor under this Guarantee shall not exceed the Maximum Liability.

3.03

The Guarantor shall, subject to Clause 3.02, pay Default Interest (to the extent that it is not paid by the Customer) on the Guaranteed Monies from the date of demand by the Bank on the Guarantor until the Bank receives payment of the whole of the Guaranteed Monies (both before and after any demand or judgment or any circumstances which restrict payment by the Customer).

3.04	A certificate of balance signed by any duly authorised officer of the Bank shall be conclusive evidence against the Guarantor of the amount of the Guaranteed Monies owing at any time.

Page 1/6	Member HSBC Group

3.05

The Bank shall be entitled to retain this Guarantee and any security it has in respect of the Guaranteed Monies until it is satisfied that any repayment of the Guaranteed Monies will not be avoided whether as a preference or otherwise.

4.	Continuing and Additional Security

4.01

This Guarantee is a continuing security and shall secure the whole of the Guaranteed Monies until one calendar month after receipt by the Bank of notice in writing by the Guarantor or a liquidator, receiver or personal representative of the Guarantor (in the event of the death of the Guarantor) to terminate it. In the case of the Guarantor’s death, this Guarantee shall remain binding as a continuing guarantee on that Guarantor’s heirs, executors, successors or administrators until the expiry of notice given in accordance with this Clause. Nevertheless and despite the giving of such notice, this Guarantee shall continue to apply to the Guaranteed Monies in respect of which the Customer is or becomes actually or contingently liable up to such termination and the Guarantor guarantees to pay such Guaranteed Monies to the Bank on demand whether that demand is made before, at the time of or after such termination.

4.02

Where there is more than one person comprised in the expression the “Guarantor”, any notice under Clause 4.01 above may be given by any one of the persons comprising the Guarantor. The Bank will treat any such notice as terminating that Guarantor’s liability to the extent provided in Clause 4.01 without affecting or terminating the obligations or liability of any other person comprising the Guarantor and this Guarantee shall continue to bind those persons as a continuing guarantee.

4.03	This Guarantee is in addition to, shall not be affected by and may be enforced despite the existence of any other guarantee or security held by the Bank.

4.04

Where there is more than one person comprised in the expression “the Guarantor”, if for any reason this Guarantee is not or ceases to be binding on any Guarantor, it shall subject to Clause 4.01 remain binding as a continuing security on the remaining person(s) comprising the Guarantor.

4.05	The obligations of the Guarantor under this Guarantee shall not be affected by any of the following:

(i)	any part payment of the Guaranteed Monies by the Customer or any other person;

(ii)	any change in the name or constitution of the Customer, the Guarantor or the Bank;

(iii)	any merger, amalgamation, reconstruction or reorganisation affecting the Customer, the Guarantor or the Bank;

(iv)	the death, mental incapacity, bankruptcy, insolvency, liquidation or administration of the Customer or the Guarantor; and

(v)	any other act, omission, event or circumstance which but for this provision would discharge any Guarantor from liability under this Guarantee.

5.	Customer’s Accounts

The Bank may, at any time and despite the termination of this Guarantee, continue any existing account and open any new account in the name of the Customer and no subsequent transactions, receipts or payments involving such new accounts shall affect the liability of the Guarantor.

6.	Payments

6.01

Payments by the Guarantor shall be made to the Bank as specified by the Bank without any set-off, counterclaim, withholding or condition of any kind except that, if the Guarantor is compelled by law to make such withholding, the sum payable by the Guarantor shall be increased so that the amount actually received by the Bank is the amount it would have received if there had been no withholding.

6.02

Payment by the Guarantor to the Bank shall be in the currency of the relevant liability or, if the Bank so agrees in writing, in a different currency, in which case the conversion to that different currency shall be made at the Exchange Rate. The Bank shall not be liable to the Guarantor for any loss resulting from any fluctuation in the Exchange Rate.

6.03

No payment to the Bank under this Guarantee pursuant to any judgment, court order or otherwise shall discharge the obligation of the Guarantor in respect of which it was made unless and until payment in full has been received in the currency in which it is payable under this Guarantee and, to the extent that the amount of any such payment shall, on actual conversion into such currency, at the Exchange Rate, fall short of the amount of the obligation, expressed in that currency, the Guarantor shall be liable for the shortfall.

6.04

Any monies paid to the Bank in respect of the Guaranteed Monies may be applied in or towards satisfaction of the same in such manner as determined by the Bank or placed to the credit of such account (including a suspense or impersonal account) and for so long as the Bank may determine pending the application from time to time of such monies in or towards the discharge of the Guaranteed Monies.

6.05

If any monies paid to the Bank in respect of the Guaranteed Monies are required to be repaid by virtue of any law relating to insolvency, bankruptcy or liquidation or for any other reason, the Bank shall be entitled to enforce this Guarantee as if such monies had not been paid.

7.	Set-off

The Bank may, at any time and without notice, apply any credit balance to which the Guarantor is entitled on any account with the Bank in or towards satisfaction of the Guaranteed Monies. For this purpose, the Bank is authorised to purchase, at the Exchange Rate, such other currencies as may be necessary to effect such application with the monies standing to the credit of such account.

GUARANTEE (Limited Amount)	Page 2/6

8.	Lien

The Bank is authorised to exercise a lien over all property of the Guarantor coming into the possession or control of the Bank, for custody or any other reason and whether or not in the ordinary course of banking business, with power for the Bank to sell such property to satisfy the Guaranteed Monies.

9.	Guarantor as Principal Debtor

As a separate obligation, the Guarantor shall be liable as a principal debtor including, but not limited to, where any liability or obligation of the Customer for any of the Guaranteed Monies is or becomes unlawful, irrecoverable, invalid or unenforceable for any reason including by reason of any legal limitation, disability or incapacity or any other act, omission or circumstance which, but for this provision, would discharge the Guarantor to any extent. Any Guaranteed Monies which may not be recoverable from the Customer for any reason whatsoever shall be recoverable by the Bank from the Guarantor as principal debtor by way of indemnity under this separate obligation, on demand, together with Default Interest thereon in accordance with Clause 3.03 above.

10.	Variation of Terms and Release of Security

The Bank may at any time and without affecting or discharging this Guarantee or the obligations of the Guarantor:

(i)	extend, increase, renew, replace or otherwise vary any of the Banking Facilities;

(ii)	vary, exchange, abstain from perfecting or release any other security or guarantee held or to be held by the Bank as security for the Guaranteed Monies;

(iii)	give time for payment or accept any composition from and make any arrangement with the Customer or any other person;

(iv)	release any Guarantor from that Guarantor’s obligation under this Guarantee or otherwise and give any time for payment, accept any composition from or make any arrangement with any Guarantor;

(v)

make demand under this Guarantee and enforce all or any of the Guarantor’s obligation under this Guarantee without having enforced or sought to enforce any rights or remedies which the Bank may have in respect of the Guaranteed Monies against the Customer, any other surety or in relation to any other security; or

(vi)	do or omit to do any thing which but for this provision would discharge any Guarantor from liability under this Guarantee.

11.	Guarantor as Trustee

11.01

The Guarantor shall not, until the whole of the Guaranteed Monies have been received by the Bank (and even though the Maximum Liability of the Guarantor may be limited), exercise any right of subrogation, indemnity, set-off or counterclaim against the Customer or any other Guarantor or person or any right to participate in any security the Bank has in respect of the Guaranteed Monies or, unless required by the Bank to do so, to prove in the bankruptcy or liquidation of the Customer or any other Guarantor. The Guarantor shall hold any amount recovered, as a result of the exercise of any of such right, on trust for the Bank and shall pay the same to the Bank immediately on receipt.

11.02

The Guarantor has not taken any security from the Customer or any other Guarantor and agrees not to do so until the Bank has received the whole of the Guaranteed Monies. Any security taken by the Guarantor in breach of this provision shall be held in trust for the Bank as security for the Guaranteed Monies and all monies at any time received in respect thereof shall be paid to the Bank immediately on receipt.

12.	Negligence in Realisations

This Guarantee shall not be affected as security for the Guaranteed Monies by any neglect by the Bank, or by any agent or receiver appointed by the Bank, in connection with the realisation of any other security (whether by way of mortgage guarantee or otherwise) which the Bank may hold now, or at any time in the future, for the Guaranteed Monies.

13.	No Waiver

No act or omission by the Bank pursuant to this Guarantee shall affect its rights, powers and remedies hereunder or any further or other exercise of such rights, powers or remedies.

14.	Assignment

The Guarantor may not assign or transfer any of its rights or obligations hereunder. The Bank may assign any of its rights hereunder to a person in whose favour it has made an assignment of all or any of the Banking Facilities.

15.	Communications

Any notice, demand or other communication under this Guarantee shall be in writing addressed to the Guarantor at its registered office address or at the last address registered with the Bank and if addressed to the Bank at its office specified in the Schedule or such other address as the Bank may notify to the Guarantor for this purpose and may be delivered personally, by leaving it at such address, by post, facsimile transmission or telex and shall be deemed to have been delivered to the Guarantor at the time of personal delivery or on leaving it at such address if sent by post at the time it would, in the ordinary course of post, be delivered, if sent by facsimile transmission or telex on the date of despatch, and to the Bank on the day of actual receipt.

GUARANTEE (Limited Amount)	Page 3/6

16.	Debt Collection and Disclosure of Information

16.01	The Bank may employ debt collecting agent(s) to collect any sum due under this Guarantee.

16.02

Without prejudicing the rights of the Bank under any other agreement with the Guarantor, the Guarantor consents to the Bank, for such purposes as the Bank may consider reasonably appropriate, disclosing and/or obtaining information about the Guarantor (including details of all or any transactions or dealings between the Guarantor and the Bank) and this Guarantee, both within and outside the Hong Kong Special Administrative Region, to or from (as the case may be):

(i)

any agent, contractor or third party service provider which provides services to the Bank in relation to the operation of its business (including without limitation administrative, telecommunications, computer, payment or processing services);

(ii)	credit reference agencies;

(iii)	any person to whom the Bank proposes to sell, assign or transfer, or has sold, assigned or transferred, all or any of its rights in relation to this Guarantee or the Banking Facilities;

(iv)	any company within the HSBC Group, being HSBC Holdings plc and its associated and subsidiary companies from time to time or any of its or their agents; or

(v)	any other person, if required or permitted by applicable laws, regulations, regulators’ or other authorities’ guidelines or judicial process to do so.

16.03

If any information disclosed by the Guarantor to the Bank includes information of any third party, the Guarantor confirms and warrants that it has obtained the consent of such third party to the provision of such information to the Bank for such purposes and for disclosure to such persons as referred to in Clause 16.02. The Guarantor agrees to indemnify and hold the Bank harmless from all costs, penalties, damages and other losses incurred as a result of the Guarantor’s breach of this Clause 16.03.

17.	Severability

Each of the provisions of this Guarantee is severable and distinct from the others and, if one or more of such provisions is or becomes illegal, invalid or unenforceable, the remaining provisions shall not be affected in any way.

18.	Governing Law and Jurisdiction

18.01	This Guarantee is governed by and shall be construed in accordance with the laws of the Hong Kong Special Administrative Region (“Hong Kong”).

18.02	The Guarantor submits to the non-exclusive jurisdiction of the Hong Kong courts but this Guarantee may be enforced in the courts of any competent jurisdiction.

18.03	No person other than the Bank and the Guarantor will have any right under the Contracts (Rights of Third Parties) Ordinance to enforce or enjoy the benefit of any of the provisions of this Guarantee.

19.	Governing Version

A Chinese translation of this Guarantee shall be provided to the Guarantor upon request. The English version is the governing version and shall prevail whenever there is any discrepancy between the English version and the Chinese version.

20.	Process Agent

If a Process Agent is specified in the Schedule, service of any legal process on the Process Agent shall constitute service on the Guarantor.

21.	Headings

In this Guarantee the headings are for guidance only and shall not affect the meaning of any clause.

22.	Execution

IN WITNESS WHEREOF this Guarantee has been executed and delivered by the Guarantor as a deed on	.

Schedule

Details of Customer

Name: ECMOHO (HONG KONG) LIMITED

*Address: SHANG HAI SHI XU HUI QU TIAN YUE QIAO LU 1000 HAO 3 LOU XU HUI YUAN SHANG WU LOU CHINA

*P O Box is not acceptable

GUARANTEE (Limited Amount)	Page 4/6

Details of Guarantor

Name: ECMOHO (HK) HEALTH TECHNOLOGY LTD

*Address:        Rm 2103, Tung Chiu Commercial Centre, 193 Lockhart Road, Wan Chai, HK

Identification Document Type and Number: C2715201

Name of Process Agent:

*Address of Process Agent:

, the Hong Kong Special Administrative Region

*P O Box is not acceptable

Specified Sum (in relation to the definition of Maximum Liability)

Amount: USD4,000,000.-

Address of Bank’s Office (for the purpose of Clause 15 only)

1 Queen’s Road Central, Hong Kong, the Hong Kong Special Administrative Region

Execution by Limited Company

A.        Executed under the Seal of the Guarantor in the presence of the following Director(s) and/or Secretary:

Name of Guarantor: ECMOHO (HK) HEALTH TECHNOLOGY LTD
Signature of Director/Secretary	Signature of Director/Secretary
Full Name (in Block Letters)	Full Name (in Block Letters)
Address	Address
Identification Document Type and Number	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated	Duly Authorised by a Board Resolution Dated

Witnessed by:

Signature of Witness	Signature of Witness
Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

GUARANTEE (Limited Amount)	Page 5/6

B.	Executed as a deed and signed by the following Director(s) and, if applicable, Secretary on behalf of the Guarantor:

Name of Guarantor: ECMOHO (HK) HEALTH TECHNOLOGY LTD

Signature of Director/Secretary /s/ Zeng Qingchun	Signature of Director/Secretary

Full Name (in Block Letters) ZENG QINGCHUN	Full Name (in Block Letters)
Address SHANG HAI SHI XU HUI QU TIAN YUE QIAO LU 1000 HAO 3 LOU XU HUI YUAN SHANG WU LOU CHINA	Address
Identification Document Type and Number China ID ***	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated	Duly Authorised by a Board Resolution Dated

Witnessed by:

Signature of Witness	Signature of Witness

Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

GUARANTEE (Limited Amount)	Page 6/6

BOARD RESOLUTION

Extract from the Minutes of a Meeting of the Board of Directors of ECMOHO (HK) HEALTH TECHNOLOGY LTD (the “Company”)
held at (time)	on (date)
at (place) Rm 2103, Tung Chiu Commercial Centre, 193 Lockhart Road, Wan Chai, HK

1.

The chairman reported that arrangements were proposed with The Hongkong and Shanghai Banking Corporation Limited (“the Bank”) whereby Ecmoho (Hong Kong) Limited (“the Customer”), an affiliate of the company, would be granted banking facility(ies) based on the terms set out in a facility letter from the Bank dated 20 May 2019 which was tabled at the Meeting.

2.

It was a term of the arrangements of such facility that the Company would guarantee and secure all liabilities of the Customer to the Bank in the manner set out in the guarantee (the “Security”) in favour of the Bank tabled at the Meeting.

3.

The Directors then reported the manner in which they were interested in the proposed arrangements as directors or shareholders of the Customer or by virtue of guarantees or in any other manner. The Secretary reported that, under the Articles of Association of the Company, the Directors present were empowered to implement the proposed arrangements.

4.

The Board then reviewed the financial position of the Company and of the Customer. Taking into account the close trading relationship between the Company and the Customer, the Board were unanimously of the opinion that the granting of the Security in favour of the Bank would be in the commercial interests of the Company.

5.

IT WAS RESOLVED that the terms and conditions of the Security, the transactions contemplated thereunder and the exercise by the Company of its rights and performance by the Company of its obligations thereunder be and are hereby approved.

6.

IT WAS FURTHER RESOLVED that the Security be created in favour of the Bank and that ZENG QINGCHUN be authorised to sign the Security on behalf of the Company and having the Security expressed to be executed by the Company as a deed and that the same be forthwith delivered to the Bank.

7.

IT WAS FURTHER RESOLVED that the execution of the Security by the authorised signatory named above shall be conclusive evidence of such person’s approval of any amendments which may have been made thereto.

8.

IT WAS FURTHER RESOLVED that the authorised signatory named above shall be authorised to execute and, where necessary, affix the Common Seal of the Company to any further document and/or do such further acts for and on behalf of the Company as required by or in connection with the Security and/or in connection with the transactions contemplated thereunder.

9.

IT WAS FURTHER RESOLVED that any actions taken by any Director of the Company or the authorised signatory named above in respect of the transactions considered under these resolutions prior to the date hereof be approved, ratified and confirmed in all respects.

10.	IT WAS FURTHER RESOLVED that the Chairman be authorised to provide the Bank with a certified copy of these Board minutes and/or resolutions.

IT IS HEREBY CERTIFIED that the above is a true extract from the Minutes of the Meeting of the Board of Directors of the Company and that the resolution set forth above was duly passed in accordance with and complies with the Articles of Association or the constitutional documents of the Company and that such resolution will not infringe any restrictions affecting the Company or the Board.

Date:

Chairman of the Meeting/Director

/s/ Zeng Qingchun
Signature	Name: ZENG QINGCHUN

BOARD RESOLUTION	Page 2 of 2

To:	The Hongkong and Shanghai Banking Corporation Limited
The Hong Kong Special Administrative Region

GUARANTEE (Limited Amount)

1.	Definitions

“Bank” means The Hongkong and Shanghai Banking Corporation Limited or any person who is entitled at any future date to exercise all or any of the Bank’s rights under this Guarantee;

“Banking Facilities” means such facilities as the Bank may make or continue to make available to the Customer or to any other person at the request of the Customer at any branch or office of the Bank and whether now or in the future;

“Customer” means all or any one or more persons whose names and addresses are specified in the Schedule;

“Default Interest” means interest at such rate as the Bank specifies in its Tariff Book from time to time, compounded monthly if not paid on the dates specified by the Bank;

“Exchange Rate” means the rate for converting one currency into another currency which the Bank determines to be prevailing in the relevant foreign exchange market at the relevant time, such determination to be conclusive and binding on the Guarantor;

“Guaranteed Monies” means (i) all monies, obligations and liabilities in any currency whenever and however due, owing or incurred, whether with or without the Guarantor’s knowledge or consent and due, owing or incurred by the Customer to the Bank at any branch or office at any time, whether separately or jointly with any other person, actually or contingently whether presently or in future in any capacity including as principal or as surety; (ii) interest (both before and after any demand or judgment), to the date on which the Bank receives payment, at the rates payable by the Customer or which would have been payable but for any circumstance which restricts or prohibits payment; (iii) any amount due under the indemnity in Clauses 9 and 16.03 below; and (iv) all costs, expenses and fees incurred or charged by the Bank in enforcing this Guarantee on a full indemnity basis;

“Guarantor” means all or any persons whose names and addresses are specified in the Schedule together with their executors, administrators, successors and assigns;

“Maximum Liability” means (i) the Specified Sum; (ii) Default Interest on that sum; and (iii) expenses of the Bank in enforcing this Guarantee on a full indemnity basis; where a liability for Guaranteed Monies is incurred in a currency different from the currency in which the Maximum Liability is stated and the equivalent of that liability in the currency in which the Maximum Liability is stated, calculated at the Exchange Rate, has increased since it was incurred, that increase shall be added to the Maximum Liability;

“person” includes an individual, firm, company, corporation and an unincorporated body of persons;

“Process Agent” means the person, if any, whose name and Hong Kong address are specified in the Schedule;

“Specified Sum” means the sum specified as such in the Schedule; and

“Tariff Book” means the Bank’s tariff book which is available upon request or accessible at http://www.commercial.hsbc.com.hk/l/2/commercial/ customerservice/tariffs or such other source as may replace that webpage.

2.	Interpretation

2.01

Where there are two or more persons comprised in the expression “the Customer” the Guaranteed Monies shall include all monies and liabilities due owing or incurred to the Bank by such persons whether solely or jointly with one or more of the others or any other person(s) and the expression “the Customer” will be construed accordingly.

2.02

Where the persons comprised in the expression “the Customer” are carrying on business in partnership under a firm name or are trustees of a trust the Guaranteed Monies (notwithstanding any change in the composition of that partnership) shall include the monies and liabilities which shall at any time be due owing or incurred to the Bank by the person(s) from time to time carrying on the partnership business under that name or under any name in succession thereto and includes those due from all persons from time to time being trustees of that trust and the expression “the Customer” shall be construed accordingly.

2.03	Where there are two or more persons comprised in the expression “the Guarantor” the obligations of each such person as Guarantor under this Guarantee shall be joint and several.

Page 1/7	Member HSBC Group

3.	Guarantee

3.01	In consideration of the Banking Facilities, the Guarantor guarantees to pay the Guaranteed Monies to the Bank on demand.

3.02	The liability of the Guarantor under this Guarantee shall not exceed the Maximum Liability.

3.03

The Guarantor shall, subject to Clause 3.02, pay Default Interest (to the extent that it is not paid by the Customer) on the Guaranteed Monies from the date of demand by the Bank on the Guarantor until the Bank receives payment of the whole of the Guaranteed Monies (both before and after any demand or judgment or any circumstances which restrict payment by the Customer).

3.04	A certificate of balance signed by any duly authorised officer of the Bank shall be conclusive evidence against the Guarantor of the amount of the Guaranteed Monies owing at any time.

3.05

The Bank shall be entitled to retain this Guarantee and any security it has in respect of the Guaranteed Monies until it is satisfied that any repayment of the Guaranteed Monies will not be avoided whether as a preference or otherwise.

4.	Continuing and Additional Security

4.01

This Guarantee is a continuing security and shall secure the whole of the Guaranteed Monies until one calendar month after receipt by the Bank of notice in writing by the Guarantor or a liquidator, receiver or personal representative of the Guarantor (in the event of the death of the Guarantor) to terminate it. In the case of the Guarantor’s death, this Guarantee shall remain binding as a continuing guarantee on that Guarantor’s heirs, executors, successors or administrators until the expiry of notice given in accordance with this Clause. Nevertheless and despite the giving of such notice, this Guarantee shall continue to apply to the Guaranteed Monies in respect of which the Customer is or becomes actually or contingently liable up to such termination and the Guarantor guarantees to pay such Guaranteed Monies to the Bank on demand whether that demand is made before, at the time of or after such termination.

4.02

Where there is more than one person comprised in the expression the “Guarantor”, any notice under Clause 4 01 above may be given by any one of the persons comprising the Guarantor. The Bank will treat any such notice as terminating that Guarantor’s liability to the extent provided in Clause 4.01 without affecting or terminating the obligations or liability of any other person comprising the Guarantor and this Guarantee shall continue to bind those persons as a continuing guarantee.

4.03	This Guarantee is in addition to, shall not be affected by and may be enforced despite the existence of any other guarantee or security held by the Bank.

4.04

Where there is more than one person comprised in the expression “the Guarantor”, if for any reason this Guarantee is not or ceases to be binding on any Guarantor, it shall subject to Clause 3.01 remain binding as a continuing security on the remaining person(s) comprising the Guarantor.

4.05	The obligations of the Guarantor under this Guarantee shall not be affected by any of the following:

(i)	any part payment of the Guaranteed Monies by the Customer or any other person;

(ii)	any change in the name or constitution of the Customer, the Guarantor or the Bank,

(iii)	any merger, amalgamation, reconstruction or reorganisation affecting the Customer, the Guarantor or the Bank;

(iv)	the death, mental incapacity, bankruptcy, insolvency, liquidation or administration of the Customer or the Guarantor; and

(v)	any other act, omission, event or circumstance which but for this provision would discharge any Guarantor from liability under this Guarantee.

5.	Customer’s Accounts

The Bank may, at any time and despite the termination of this Guarantee, continue any existing account and open any new account in the name of the Customer and no subsequent transactions, receipts or payments involving such new accounts shall affect the liability of the Guarantor.

6.	Payments

6.01

Payments by the Guarantor shall be made to the Bank as specified by the Bank without any set-off, counterclaim, withholding or condition of any kind except that, if the Guarantor is compelled by law to make such withholding, the sum payable by the Guarantor shall be increased so that the amount actually received by the Bank is the amount it would have received if there had been no withholding.

Page 2/7	Member HSBC Group

6.02

Payment by the Guarantor to the Bank shall be in the currency of the relevant liability or, if the Bank so agrees in writing, in a different currency, in which case the conversion to that different currency shall be made at the Exchange Rate. The Bank shall not be liable to the Guarantor for any loss resulting from any fluctuation in the Exchange Rate.

6.03

No payment to the Bank under this Guarantee pursuant to any judgment, court order or otherwise shall discharge the obligation of the Guarantor in respect of which it was made unless and until payment in full has been received in the currency in which it is payable under this Guarantee and, to the extent that the amount of any such payment shall, on actual conversion into such currency, at the Exchange Rate, fall short of the amount of the obligation, expressed in that currency, the Guarantor shall be liable for the shortfall.

6.04

Any monies paid to the Bank in respect of the Guaranteed Monies may be applied in or towards satisfaction of the same in such manner as determined by the Bank or placed to the credit of such account (including a suspense or impersonal account) and for so long as the Bank may determine pending the application from time to time of such monies in or towards the discharge of the Guaranteed Monies.

6.05

If any monies paid to the Bank in respect of the Guaranteed Monies are required to be repaid by virtue of any law relating to insolvency, bankruptcy or liquidation or for any other reason, the Bank shall be entitled to enforce this Guarantee as if such monies had not been paid.

7.	Set-off

The Bank may, at any time and without notice, apply any credit balance to which the Guarantor is entitled on any account with the Bank in or towards satisfaction of the Guaranteed Monies. For this purpose, the Bank is authorised to purchase, at the Exchange Rate, such other currencies as may be necessary to effect such application with the monies standing to the credit of such account.

8.	Lien

The Bank is authorised to exercise a lien over all property of the Guarantor coming into the possession or control of the Bank, for custody or any other reason and whether or not in the ordinary course of banking business, with power for the Bank to sell such property to satisfy the Guaranteed Monies.

9.	Guarantor as Principal Debtor

As a separate obligation, the Guarantor shall be liable as a principal debtor including, but not limited to, where any liability or obligation of the Customer for any of the Guaranteed Monies is or becomes unlawful, irrecoverable, invalid or unenforceable for any reason including by reason of any legal limitation, disability or incapacity or any other act, omission or circumstance which, but for this provision, would discharge the Guarantor to any extent. Any Guaranteed Monies which may not be recoverable from the Customer for any reason whatsoever shall be recoverable by the Bank from the Guarantor as principal debtor by way of indemnity under this separate obligation, on demand, together with Default Interest thereon in accordance with Clause 3.03 above.

10.	Variation of Terms and Release of Security

The Bank may at any time and without affecting or discharging this Guarantee or the obligations of the Guarantor:

(i)	extend, increase, renew, replace or otherwise vary any of the Banking Facilities;

(ii)	vary, exchange, abstain from perfecting or release any other security or guarantee held or to be held by the Bank as security for the Guaranteed Monies;

(iii)	give time for payment or accept any composition from and make any arrangement with the Customer or any other person;

(iv)	release any Guarantor from that Guarantor’s obligation under this Guarantee or otherwise and give any time for payment, accept any composition from or make any arrangement with any Guarantor;

(v)

make demand under this Guarantee and enforce all or any of the Guarantor’s obligation under this Guarantee without having enforced or sought to enforce any rights or remedies which the Bank may have in respect of the Guaranteed Monies against the Customer, any other surety or in relation to any other security; or

(vi)	do or omit to do any thing which but for this provision would discharge any Guarantor from liability under this Guarantee.

GUARANTEE (Limited Amount)	Page 3/7

11.	Guarantor as Trustee

11.01

The Guarantor shall not, until the whole of the Guaranteed Monies have been received by the Bank (and even though the Maximum Liability of the Guarantor may be limited), exercise any right of subrogation, indemnity, set-off or counterclaim against the Customer or any other Guarantor or person or any right to participate in any security the Bank has in respect of the Guaranteed Monies or, unless required by the Bank to do so, to prove in the bankruptcy or liquidation of the Customer or any other Guarantor. The Guarantor shall hold any amount recovered, as a result of the exercise of any of such right, on trust for the Bank and shall pay the same to the Bank immediately on receipt.

11.02

The Guarantor has not taken any security from the Customer or any other Guarantor and agrees not to do so until the Bank has received the whole of the Guaranteed Monies. Any security taken by the Guarantor in breach of this provision shall be held in trust for the Bank as security for the Guaranteed Monies and all monies at any time received in respect thereof shall be paid to the Bank immediately on receipt.

12.	Negligence in Realisations

This Guarantee shall not be affected as security for the Guaranteed Monies by any neglect by the Bank, or by any agent or receiver appointed by the Bank, in connection with the realisation of any other security (whether by way of mortgage guarantee or otherwise) which the Bank may hold now, or at any time in the future, for the Guaranteed Monies.

13.	No Waiver

No act or omission by the Bank pursuant to this Guarantee shall affect its rights, powers and remedies hereunder or any further or other exercise of such rights, powers or remedies.

14.	Assignment

The Guarantor may not assign or transfer any of its rights or obligations hereunder. The Bank may assign any of its rights hereunder to a person in whose favour it has made an assignment of all or any of the Banking Facilities.

15.	Communications

Any notice, demand or other communication under this Guarantee shall be in writing addressed to the Guarantor at its registered office address or at the last address registered with the Bank and if addressed to the Bank at its office specified in the Schedule or such other address as the Bank may notify to the Guarantor for this purpose and may be delivered personally, by leaving it at such address, by post, facsimile transmission or telex and shall be deemed to have been delivered to the Guarantor at the time of personal delivery or on leaving it at such address if sent by post at the time it would, in the ordinary course of post, be delivered, if sent by facsimile transmission or telex on the date of despatch, and to the Bank on the day of actual receipt.

16.	Debt Collection and Disclosure of Information

16.01	The Bank may employ debt collecting agent(s) to collect any sum due under this Guarantee.

16.02

Without prejudicing the rights of the Bank under any other agreement with the Guarantor, the Guarantor consents to the Bank, for such purposes as the Bank may consider reasonably appropriate, disclosing and/or obtaining information about the Guarantor (including details of all or any transactions or dealings between the Guarantor and the Bank) and this Guarantee, both within and outside the Hong Kong Special Administrative Region, to or from (as the case may be):

(i)

any agent, contractor or third party service provider which provides services to the Bank in relation to the operation of its business (including without limitation administrative, telecommunications, computer, payment or processing services);

(ii)	credit reference agencies;

(iii)	any person to whom the Bank proposes to sell, assign or transfer, or has sold, assigned or transferred, all or any of its rights in relation to this Guarantee or the Banking Facilities;

(iv)	any company within the HSBC Group, being HSBC Holdings plc and its associated and subsidiary companies from time to time or any of its or their agents; or

(v)	any other person, if required or permitted by applicable laws, regulations, regulators’ or other authorities’ guidelines or judicial process to do so.

GUARANTEE (Limited Amount)	Page 4/7

16.03

If any information disclosed by the Guarantor to the Bank includes information of any third party, the Guarantor confirms and warrants that it has obtained the consent of such third party to the provision of such information to the Bank for such purposes and for disclosure to such persons as referred to in Clause 16.02. The Guarantor agrees to indemnify and hold the Bank harmless from all costs, penalties, damages and other losses incurred as a result of the Guarantor’s breach of this Clause 16.03.

17.	Severability

Each of the provisions of this Guarantee is severable and distinct from the others and, if one or more of such provisions is or becomes illegal, invalid or unenforceable, the remaining provisions shall not be affected in any way.

18.	Governing Law and Jurisdiction

18.01	This Guarantee is governed by and shall be construed in accordance with the laws of the Hong Kong Special Administrative Region (“Hong Kong”).

18.02	The Guarantor submits to the non-exclusive jurisdiction of the Hong Kong courts but this Guarantee may be enforced in the courts of any competent jurisdiction.

18.03	No person other than the Bank and the Guarantor will have any right under the Contracts (Rights of Third Parties) Ordinance to enforce or enjoy the benefit of any of the provisions of this Guarantee.

19.	Governing Version

A Chinese translation of this Guarantee shall be provided to the Guarantor upon request. The English version is the governing version and shall prevail whenever there is any discrepancy between the English version and the Chinese version.

20.	Process Agent

If a Process Agent is specified in the Schedule, service of any legal process on the Process Agent shall constitute service on the Guarantor.

21.	Headings

In this Guarantee the headings are for guidance only and shall not affect the meaning of any clause.

22.	Execution

IN WITNESS WHEREOF this Guarantee has been executed and delivered by the Guarantor as a deed on 13 Dec 2018

GUARANTEE (Limited Amount)	Page 5/7

Schedule

Details of Customer

Name: ECMOHO (HONG KONG) LIMITED *Address: SHANG HAI SHI XU HUI QU TIAN YUE QIAO LU 1000 HAO 3 LOU XU HUI YUAN SHANG WU LOU CHINA

*	P O Box is not acceptable

GUARANTEE (Limited Amount)	Page 6/7

Details of Guarantor

1.	Name: WANG YING *Address: *** Identification Document Type and Number: *** Name of Process Agent: *Address of Process Agent:	, the Hong Kong Special Administrative Region
2.	Name: ZENG QINGCHUN *Address: *** Identification Document Type and Number: *** Name of Process Agent: *Address of Process Agent:	, the Hong Kong Special Administrative Region

*	P O Box is not acceptable

Specified Sum (in relation to the definition of Maximum Liability)

Amount: USD5,000,000.-

Address of Bank’s Office (for the purpose of Clause 15 only)

1 Queen’s Road Central, Hong Kong, the Hong Kong Special Administrative Region

Execution by Individual

Signed, Sealed and Delivered by the Guarantor:	Witnessed by:
Signature of Guarantor	1	Signature of Witness

/s/ Wang Ying		/s/ Nina Yao

Full Name (in Block Letters):
NINA YAO
Office: 27/F, HSBC Building, Shanghai IFC, 8 Century Avenue, Pudong, Shanghai, China
Name of Guarantor: WANG YING		Identification Document Type and Number: ***

Signature of Guarantor	2	Signature of Witness

/s/ Zeng Qingchun

		Full Name (in Block Letters):

		Office:

Name of Guarantor: ZENG QINGCHUN		Identification Document Type and Number:

GUARANTEE (Limited Amount)	Page 7/7

To:	The Hongkong and Shanghai Banking Corporation Limited
The Hong Kong Special Administrative Region

GUARANTEE (Limited Amount)

1.	Definitions

“Bank” means The Hongkong and Shanghai Banking Corporation Limited or any person who is entitled at any future date to exercise all or any of the Bank’s rights under this Guarantee;

“Banking Facilities” means such facilities as the Bank may make or continue to make available to the Customer or to any other person at the request of the Customer at any branch or office of the Bank and whether now or in the future;

“Customer” means all or any one or more persons whose names and addresses are specified in the Schedule;

“Default Interest” means interest at such rate as the Bank specifies in its Tariff Book from time to time, compounded monthly if not paid on the dates specified by the Bank;

“Exchange Rate” means the rate for converting one currency into another currency which the Bank determines to be prevailing in the relevant foreign exchange market at the relevant time, such determination to be conclusive and binding on the Guarantor;

“Guaranteed Monies” means (i) all monies, obligations and liabilities in any currency whenever and however due, owing or incurred, whether with or without the Guarantor’s knowledge or consent and due, owing or incurred by the Customer to the Bank at any branch or office at any time, whether separately or jointly with any other person, actually or contingently whether presently or in future in any capacity including as principal or as surety; (ii) interest (both before and after any demand or judgment), to the date on which the Bank receives payment, at the rates payable by the Customer or which would have been payable but for any circumstance which restricts or prohibits payment; (iii) any amount due under the indemnity in Clauses 9 and 16.03 below; and (iv) all costs, expenses and fees incurred or charged by the Bank in enforcing this Guarantee on a full indemnity basis;

“Guarantor” means all or any persons whose names and addresses are specified in the Schedule together with their executors, administrators, successors and assigns;

“Maximum Liability” means (i) the Specified Sum; (ii) Default Interest on that sum; and (iii) expenses of the Bank in enforcing this Guarantee on a full indemnity basis; where a liability for Guaranteed Monies is incurred in a currency different from the currency in which the Maximum Liability is stated and the equivalent of that liability in the currency in which the Maximum Liability is stated, calculated at the Exchange Rate, has increased since it was incurred, that increase shall be added to the Maximum Liability;

“person” includes an individual, firm, company, corporation and an unincorporated body of persons;

“Process Agent” means the person, if any, whose name and Hong Kong address are specified in the Schedule;

“Specified Sum” means the sum specified as such in the Schedule; and

“Tariff Book” means the Bank’s tariff book which is available upon request or accessible at https://www.business.hsbc.com.hk/en-gb/resource-centre/commercial-tariffs or such other source as may replace that webpage.

2.	Interpretation

2.01

Where there are two or more persons comprised in the expression “the Customer” the Guaranteed Monies shall include all monies and liabilities due owing or incurred to the Bank by such persons whether solely or jointly with one or more of the others or any other person(s) and the expression “the Customer” will be construed accordingly.

2.02

Where the persons comprised in the expression “the Customer” are carrying on business in partnership under a firm name or are trustees of a trust the Guaranteed Monies (notwithstanding any change in the composition of that partnership) shall include the monies and liabilities which shall at any time be due owing or incurred to the Bank by the person(s) from time to time carrying on the partnership business under that name or under any name in succession thereto and includes those due from all persons from time to time being trustees of that trust and the expression “the Customer” shall be construed accordingly.

2.03	Where there are two or more persons comprised in the expression “the Guarantor” the obligations of each such person as Guarantor under this Guarantee shall be joint and several.

Page 1/7	Member HSBC Group

3.	Guarantee

3.01	In consideration of the Banking Facilities, the Guarantor guarantees to pay the Guaranteed Monies to the Bank on demand.

3.02	The liability of the Guarantor under this Guarantee shall not exceed the Maximum Liability.

3.03

The Guarantor shall, subject to Clause 3.02, pay Default Interest (to the extent that it is not paid by the Customer) on the Guaranteed Monies from the date of demand by the Bank on the Guarantor until the Bank receives payment of the whole of the Guaranteed Monies (both before and after any demand or judgment or any circumstances which restrict payment by the Customer).

3.04	A certificate of balance signed by any duly authorised officer of the Bank shall be conclusive evidence against the Guarantor of the amount of the Guaranteed Monies owing at any time.

3.05

The Bank shall be entitled to retain this Guarantee and any security it has in respect of the Guaranteed Monies until it is satisfied that any repayment of the Guaranteed Monies will not be avoided whether as a preference or otherwise.

4.	Continuing and Additional Security

4.01

This Guarantee is a continuing security and shall secure the whole of the Guaranteed Monies until one calendar month after receipt by the Bank of notice in writing by the Guarantor or a liquidator, receiver or personal representative of the Guarantor (in the event of the death of the Guarantor) to terminate it. In the case of the Guarantor’s death, this Guarantee shall remain binding as a continuing guarantee on that Guarantor’s heirs, executors, successors or administrators until the expiry of notice given in accordance with this Clause. Nevertheless and despite the giving of such notice, this Guarantee shall continue to apply to the Guaranteed Monies in respect of which the Customer is or becomes actually or contingently liable up to such termination and the Guarantor guarantees to pay such Guaranteed Monies to the Bank on demand whether that demand is made before, at the time of or after such termination.

4.02

Where there is more than one person comprised in the expression the “Guarantor”, any notice under Clause 4.01 above may be given by any one of the persons comprising the Guarantor. The Bank will treat any such notice as terminating that Guarantor’s liability to tire extent provided in Clause 4.01 without affecting or terminating the obligations or liability of any other person comprising the Guarantor and this Guarantee shall continue to bind those persons as a continuing guarantee.

4.03	This Guarantee is in addition to, shall not be affected by and may be enforced despite the existence of any other guarantee or security held by the Bank.

4.04

Where there is more than one person comprised in the expression “the Guarantor”, if for any reason this Guarantee is not or ceases to be binding on any Guarantor, it shall subject to Clause 4.01 remain binding as a continuing security on the remaining person(s) comprising the Guarantor.

4.05	The obligations of the Guarantor under this Guarantee shall not be affected by any of the following:

(i)	any part payment of the Guaranteed Monies by the Customer or any other person;

(ii)	any change in the name or constitution of the Customer, the Guarantor or the Bank;

(iii)	any merger, amalgamation, reconstruction or reorganisation affecting the Customer, the Guarantor or the Bank;

(iv)	the death, mental incapacity, bankruptcy, insolvency, liquidation or administration of the Customer or the Guarantor; and

(v)	any other act, omission, event or circumstance which but for this provision would discharge any Guarantor from liability under this Guarantee.

5.	Customer’s Accounts

The Bank may, at any time and despite the termination of this Guarantee, continue any existing account and open any new account in the name of the Customer and no subsequent transactions, receipts or payments involving such new accounts shall affect the liability of the Guarantor.

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6.	Payments

6.01

Payments by the Guarantor shall be made to the Bank as specified by the Bank without any set-off, counterclaim, withholding or condition of any kind except that, if the Guarantor is compelled by law to make such withholding, the sum payable by the Guarantor shall be increased so that the amount actually received by the Bank is the amount it would have received if there had been no withholding.

6.02

Payment by the Guarantor to the Bank shall be in the currency of the relevant liability or, if the Bank so agrees in writing, in a different currency, in which case the conversion to that different currency shall be made at the Exchange Rate. The Bank shall not be liable to the Guarantor for any loss resulting from any fluctuation in the Exchange Rate.

6.03

No payment to the Bank under this Guarantee pursuant to any judgment, court order or otherwise shall discharge the obligation of the Guarantor in respect of which it was made unless and until payment in full has been received in the currency in which it is payable under this Guarantee and, to the extent that the amount of any such payment shall, on actual conversion into such currency, at the Exchange Rate, fall short of the amount of the obligation, expressed in that currency, the Guarantor shall be liable for the shortfall.

6.04

Any monies paid to the Bank in respect of the Guaranteed Monies may be applied in or towards satisfaction of the same in such manner as determined by the Bank or placed to the credit of such account (including a suspense or impersonal account) and for so long as the Bank may determine pending the application from time to time of such monies in or towards the discharge of the Guaranteed Monies.

6.05

If any monies paid to the Bank in respect of the Guaranteed Monies are required to be repaid by virtue of any law relating to insolvency, bankruptcy or liquidation or for any other reason, the Bank shall be entitled to enforce this Guarantee as if such monies had not been paid.

7.	Set-off

The Bank may, at any time and without notice, apply any credit balance to which the Guarantor is entitled on any account with the Bank in or towards satisfaction of the Guaranteed Monies. For this purpose, the Bank is authorised to purchase, at the Exchange Rate, such other currencies as may be necessary to effect such application with the monies standing to the credit of such account.

8.	Lien

The Bank is authorised to exercise a lien over all property of the Guarantor coming into the possession or control of the Bank, for custody or any other reason and whether or not in the ordinary course of banking business, with power for the Bank to sell such property to satisfy the Guaranteed Monies.

9.	Guarantor as Principal Debtor

As a separate obligation, the Guarantor shall be liable as a principal debtor including, but not limited to, where any liability or obligation of the Customer for any of the Guaranteed Monies is or becomes unlawful, irrecoverable, invalid or unenforceable for any reason including by reason of any legal limitation, disability or incapacity or any other act, omission or circumstance which, but for this provision, would discharge the Guarantor to any extent. Any Guaranteed Monies which may not be recoverable from the Customer for any reason whatsoever shall be recoverable by the Bank from the Guarantor as principal debtor by way of indemnity under this separate obligation, on demand, together with Default Interest thereon in accordance with Clause 3.03 above.

10.	Variation of Terms and Release of Security

The Bank may at any time and without affecting or discharging this Guarantee or the obligations of the Guarantor:

(i)	extend, increase, renew, replace or otherwise vary any of the Banking Facilities;

(ii)	vary, exchange, abstain from perfecting or release any other security or guarantee held or to be held by the Bank as security for the Guaranteed Monies;

(iii)	give time for payment or accept any composition from and make any arrangement with the Customer or any other person;

(iv)	release any Guarantor from that Guarantor’s obligation under this Guarantee or otherwise and give any time for payment, accept any composition from or make any arrangement with any Guarantor;

GUARANTEE (Limited Amount)	Page 3/7

(v)

make demand under this Guarantee and enforce all or any of the Guarantor’s obligation under this Guarantee without having enforced or sought to enforce any rights or remedies which the Bank may have in respect of the Guaranteed Monies against the Customer, any other surety or in relation to any other security; or

(vi)	do or omit to do any thing which but for this provision would discharge any Guarantor from liability under this Guarantee.

11.	Guarantor as Trustee

11.01

The Guarantor shall not, until the whole of the Guaranteed Monies have been received by the Bank (and even though the Maximum Liability of the Guarantor may be limited), exercise any right of subrogation, indemnity, set-off or counterclaim against the Customer or any other Guarantor or person or any right to participate in any security the Bank has in respect of the Guaranteed Monies or, unless required by the Bank to do so, to prove in the bankruptcy or liquidation of the Customer or any other Guarantor. The Guarantor shall hold any amount recovered, as a result of the exercise of any of such right, on trust for the Bank and shall pay the same to the Bank immediately on receipt.

11.02

The Guarantor has not taken any security from the Customer or any other Guarantor and agrees not to do so until the Bank has received the whole of the Guaranteed Monies. Any security taken by the Guarantor in breach of this provision shall be held in trust for the Bank as security for the Guaranteed Monies and all monies at any time received in respect thereof shall be paid to the Bank immediately on receipt.

12.	Negligence in Realisations

This Guarantee shall not be affected as security for the Guaranteed Monies by any neglect by the Bank, or by any agent or receiver appointed by the Bank, in connection with the realisation of any other security (whether by way of mortgage guarantee or otherwise) which the Bank may hold now, or at any time in the future, for the Guaranteed Monies.

13.	No Waiver

No act or omission by the Bank pursuant to this Guarantee shall affect its rights, powers and remedies hereunder or any further or other exercise of such rights, powers or remedies.

14.	Assignment

The Guarantor may not assign or transfer any of its rights or obligations hereunder. The Bank may assign any of its rights hereunder to a person in whose favour it has made an assignment of all or any of the Banking Facilities.

15.	Communications

Any notice, demand or other communication under this Guarantee shall be in writing addressed to the Guarantor at its registered office address or at the last address registered with the Bank and if addressed to the Bank at its office specified in the Schedule or such other address as the Bank may notify to the Guarantor for this purpose and may be delivered personally, by leaving it at such address, by post, facsimile transmission or telex and shall be deemed to have been delivered to the Guarantor at the time of personal delivery or on leaving it at such address if sent by post at the time it would, in the ordinary course of post, be delivered, if sent by facsimile transmission or telex on the date of despatch, and to the Bank on the day of actual receipt.

16.	Debt Collection and Disclosure of Information

16.01	The Bank may employ debt collecting agent(s) to collect any sum due under this Guarantee.

16.02

Without prejudicing the rights of the Bank under any other agreement with the Guarantor, the Guarantor consents to the Bank, for such purposes as the Bank may consider reasonably appropriate, disclosing and/or obtaining information about the Guarantor (including details of all or any transactions or dealings between the Guarantor and the Bank) and this Guarantee, both within and outside the Hong Kong Special Administrative Region, to or from (as the case may be):

(i)

any agent, contractor or third party service provider which provides services to the Bank in relation to the operation of its business (including without limitation administrative, telecommunications, computer, payment or processing services);

(ii)	credit reference agencies;

(iii)	any person to whom the Bank proposes to sell, assign or transfer, or has sold, assigned or transferred, all or any of its rights in relation to this Guarantee or the Banking Facilities;

GUARANTEE (Limited Amount)	Page 4/7

(iv)	any company within the HSBC Group, being HSBC Holdings plc and its associated and subsidiary companies from time to time or any of its or their agents; or

(v)	any other person, if required or permitted by applicable laws, regulations, regulators’ or other authorities’ guidelines or judicial process to do so.

16.03

If any information disclosed by the Guarantor to the Bank includes information of any third party, the Guarantor confirms and warrants that it has obtained the consent of such third party to the provision of such information to the Bank for such purposes and for disclosure to such persons as referred to in Clause 16.02. The Guarantor agrees to indemnify and hold the Bank harmless from all costs, penalties, damages and other losses incurred as a result of the Guarantor’s breach of this Clause 16.03.

17.	Severability

Each of the provisions of this Guarantee is severable and distinct from the others and, if one or more of such provisions is or becomes illegal, invalid or unenforceable, the remaining provisions shall not be affected in any way.

18.	Governing Law and Jurisdiction

18.01	This Guarantee is governed by and shall be construed in accordance with the laws of the Hong Kong Special Administrative Region (“Hong Kong”).

18.02	The Guarantor submits to the non-exclusive jurisdiction of the Hong Kong courts but this Guarantee may be enforced in the courts of any competent jurisdiction.

18.03	No person other than the Bank and the Guarantor will have any right under the Contracts (Rights of Third Parties) Ordinance to enforce or enjoy the benefit of any of the provisions of this Guarantee.

19.	Governing Version

A Chinese translation of this Guarantee shall be provided to the Guarantor upon request. The English version is the governing version and shall prevail whenever there is any discrepancy between the English version and the Chinese version.

20.	Process Agent

If a Process Agent is specified in the Schedule, service of any legal process on the Process Agent shall constitute service on the Guarantor.

21.	Headings

In this Guarantee the headings are for guidance only and shall not affect the meaning of any clause.

22.	Execution

IN WITNESS WHEREOF this Guarantee has been executed and delivered by the Guarantor as a deed on

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Schedule

Details of Customer

Name: ECMOHO (HONG KONG) LIMITED

* Address:            SHANG HAI SHI XU HUI QU TIAN YUE QIAO LU 1000 HAO 3 LOU XU HUI YUAN SHANG WU LOU CHINA

*	P O Box is not acceptable

Details of Guarantor

Name: SHANGHAI ECMOHO HEALTH TECHNOLOGY CO LTD

*Address:

Identification Document Type and Number:

Name of Process Agent:

*Address of Process Agent:

, the Hong Kong Special Administrative Region

*	P O Box is not acceptable

Specified Sum (in relation to the definition of Maximum Liability)

Amount: USD4,000,000.-

Address of Bank’s Office (for the purpose of Clause 15 only)

I Queen’s Road Central, Hong Kong, the Hong Kong Special Administrative Region

Execution by Limited Company

A.	Executed under the Seal of the Guarantor in the presence of the following Director(s) and/or Secretary:

Name of Guarantor: SHANGHAI ECMOHO HEALTH TECHNOLOGY CO LTD 上海易恆健康生物科技有限公司
Signature of Director/Secretary /s/ Wang Ying	Signature of Director/Secretary. Shanghai ECMOHO Health Biotechnology Co., Ltd. (seal)
Full Name (in Block Letters)	Full Name (in Block Letters)
Address	Address
Identification Document Type and Number	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated	Duly Authorised by a Board Resolution Dated
Witnessed by:
Signature of Witness	Signature of Witness
Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

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B.	Executed as a deed and signed by the following Director(s) and, if applicable, Secretary on behalf of the Guarantor:

Name of Guarantor: SHANGHAI ECMOHO HEALTH TECHNOLOGY CO LTD 上海易恆生物科技有限公司
Signature of Director/Secretary	Signature of Director/Secretary
Full Name (in Block Letters)	Full Name (in Block Letters)
Address	Address
Identification Document Type and Number	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated	Duly Authorised by a Board Resolution Dated

Witnessed by:

Signature of Witness	Signature of Witness
Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

GUARANTEE (Limited Amount)	Page 7/7

BOARD RESOLUTION

Extract from the Minutes of a Meeting of the Board of Directors of SHANGHAI ECMOHO HEALTH TECHNOLOGY CO LTD 上海易恆健康生物科技有限公司 (the “Company”)
held at (time)	on (date)
at (place)

1.

The chairman reported that arrangements were proposed with The Hongkong and Shanghai Banking Corporation Limited (“the Bank”) whereby Ecmoho (Hong Kong) Limited (“the Customer”), an affiliate of the company, would be granted banking facility(ies) based on the terms set out in a facility letter from the Bank dated 20 May 2019 which was tabled at the Meeting.

2.

It was a term of the arrangements of such facility that the Company would guarantee and secure all liabilities of the Customer to the Bank in the manner set out in the guarantee (the “Security”) in favour of the Bank tabled at the Meeting.

3.

The Directors then reported the manner in which they were interested in the proposed arrangements as directors or shareholders of the Customer or by virtue of guarantees or in any other manner. The Secretary reported that, under the Articles of Association of the Company, the Directors present were empowered to implement the proposed arrangements.

4.

The Board then reviewed the financial position of the Company and of the Customer. Taking into account the close trading relationship between the Company and the Customer, the Board were unanimously of the opinion that the granting of the Security in favour of the Bank would be in the commercial interests of the Company.

5.

IT WAS RESOLVED that the terms and conditions of the Security, the transactions contemplated thereunder and the exercise by the Company of its rights and performance by the Company of its obligations thereunder be and are hereby approved.

6.

IT WAS FURTHER RESOLVED that the Security be created in favour of the Bank and that                      be authorised to sign the Security on behalf of the Company as a deed and the Common Seal of the Company be affixed thereto and that the same be forthwith delivered to the Bank.

7.

IT WAS FURTHER RESOLVED that the execution of the Security by the authorised signatory named above shall be conclusive evidence of such person’s approval of any amendments which may have been made thereto.

8.

IT WAS FURTHER RESOLVED that the authorised signatory named above shall be authorised to execute and, where necessary, affix the Common Seal of the Company to any further document and/or do such further acts for and on behalf of the Company as required by or in connection with the Security and/or in connection with the transactions contemplated thereunder.

9.

IT WAS FURTHER RESOLVED that any actions taken by any Director of the Company or the authorised signatory named above in respect of the transactions considered under these resolutions prior to the date hereof be approved, ratified and confirmed in all respects.

10.	IT WAS FURTHER RESOLVED that the Chairman be authorised to provide the Bank with a certified copy of these Board minutes and/or resolutions.

IT IS HEREBY CERTIFIED that the above is a true extract from the Minutes of the Meeting of the Board of Directors of the Company and that the resolution set forth above was duly passed in accordance with and complies with the Articles of Association or the constitutional documents of the Company and that such resolution will not infringe any restrictions affecting the Company or the Board.

Date:

Chairman of the Meeting/Director

/s/ Wang Ying Signature	Name: Wang Ying

BOARD RESOLUTION	Page 2 of 2